UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES



Investment Company Act file number: 811-7852

Exact name of registrant as specified in charter:  USAA MUTUAL FUNDS TRUST

Address of principal executive offices and zip code: 9800 FREDERICKSBURG ROAD
                                                     SAN ANTONIO, TX  78288

Name and address of agent for service:               JAMES G. WHETZEL
                                                     USAA MUTUAL FUNDS TRUST
                                                     9800 FREDERICKSBURG ROAD
                                                     SAN ANTONIO, TX  78288

Registrant's telephone number, including area code:  (210) 498-0226

Date of fiscal year end:   MAY 31

Date of reporting period:  MAY 31, 2013



ITEM 1. REPORT TO STOCKHOLDERS.
USAA MUTUAL FUNDS TRUST - ANNUAL REPORT FOR PERIOD ENDING MAY 31, 2013


[LOGO OF USAA]
   USAA(R)

                                         [GRAPHIC OF USAA EMERGING MARKETS FUND]

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       ANNUAL REPORT
       USAA EMERGING MARKETS FUND
       FUND SHARES o INSTITUTIONAL SHARES o ADVISER SHARES
       MAY 31, 2013

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

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PRESIDENT'S MESSAGE

"THE STRONG PERFORMANCE WAS DRIVEN, IN
MY OPINION, BY THE ONGOING QUANTITATIVE            [PHOTO OF DANIEL S. McNAMARA]
EASING OF GLOBAL CENTRAL BANKS AND HOPES
FOR FUTURE ECONOMIC GROWTH."

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JUNE 2013

Global financial markets performed well during the one-year reporting period, with developed markets equities, including U.S. stocks, generating strong gains. The exuberance -- particularly in the U.S. equity market -- was remarkable, given the less-than-remarkable improvement in underlying fundamentals. The strong performance was driven, in my opinion, by the ongoing quantitative easing of global central banks and hopes for future economic growth.

These quantitative easing measures began in 2008 when the Federal Reserve (the
Fed) took action during the financial crisis to keep the financial markets working and the U.S. economy afloat. In the years since, the Fed has purchased billions of dollars of mortgage-backed securities and U.S. Treasuries to push down long-term interest rates and to help boost economic growth. The Fed's actions have been mimicked by central bankers all over the world, most recently by the Bank of Japan, which has said it might add stocks and real estate investment trusts to its own purchases of fixed-income securities.

As expected, the Fed's efforts through quantitative easing allowed long-term interest rates to remain exceptionally low during the reporting period. As a result, investors were incentivized to seek higher yields in riskier asset classes -- even in the face of questionable fundamentals. During the reporting period, global economic growth was weak and according to some indicators, showed signs of decelerating. The U.S. economy was stable, but expanded at a much slower pace than most of us would have liked. Although the unemployment rate fell during the reporting period, job creation was sluggish. The U.S. market, which

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

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has steadily improved, was a bright spot. In some metropolitan areas, home prices rose significantly. Meanwhile, corporate earnings growth was tepid. Without the expansion of already high profit margins, bottom-line earnings growth will need to come from stronger revenues and at the time of this writing, revenues have been disappointing.

For most of the reporting period, the bond market remained relatively flat, moving up and down in a relatively narrow range. However, during May 2013, bond market volatility increased after Fed Chairman Ben Bernanke said that the Fed might change course if economic data continued to strengthen. Bond investors appeared to interpret his comments as a sign that the Fed might prematurely "taper" its stimulus measures. In my opinion, the bond market overreacted to Bernanke's comments. I believe he was only reiterating Fed policy -- that the U.S. central bank would start tapering when economic conditions warranted it.

The emerging markets, meanwhile, struggled during the reporting period. Many emerging markets countries are reliant on commodities and in the weak global economy, commodities were less in demand. Also, investors seemed concerned about inflation as well as rising input costs, which could pressure the profit margins of emerging markets companies. These are short-term challenges, in my view, and USAA Asset Management Company maintains a positive long-term outlook for the emerging markets.

As always, we will continue to monitor events, including shifts in Fed policy, economic trends, corporate earnings and other factors that could potentially affect your investments. Thank you for allowing us to help you with your investment needs.

Sincerely,

/S/ DANIEL S. MCNAMARA

Daniel S. McNamara
President
USAA Investment Management Company

Past performance is no guarantee of future results. o Emerging market countries are less diverse and mature than other countries and tend to be politically less stable.

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TABLE OF CONTENTS

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
FUND OBJECTIVE                                                              1

MANAGERS' COMMENTARY                                                        2

INVESTMENT OVERVIEW                                                         7

FINANCIAL INFORMATION

   Distributions to Shareholders                                           15

   Report of Independent Registered Public Accounting Firm                 16

   Portfolio of Investments                                                17

   Notes to Portfolio of Investments                                       28

   Financial Statements                                                    30

   Notes to Financial Statements                                           33

EXPENSE EXAMPLE                                                            53

ADVISORY AGREEMENT(S)                                                      55

TRUSTEES' AND OFFICERS' INFORMATION                                        63

THIS REPORT IS FOR THE INFORMATION OF THE SHAREHOLDERS AND OTHERS WHO HAVE RECEIVED A COPY OF THE CURRENTLY EFFECTIVE PROSPECTUS OF THE FUND, MANAGED BY USAA ASSET MANAGEMENT COMPANY. IT MAY BE USED AS SALES LITERATURE ONLY WHEN PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS, WHICH PROVIDES FURTHER DETAILS ABOUT THE FUND.

(C)2013, USAA. All rights reserved.

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

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FUND OBJECTIVE

THE USAA EMERGING MARKETS FUND (THE FUND) SEEKS CAPITAL APPRECIATION.

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TYPES OF INVESTMENTS

The Fund invests at least 80% of its assets in equity securities of emerging market companies. The "equity securities" in which the Fund principally invests are common stocks, preferred stocks, securities convertible into common stocks, and securities that carry the right to buy common stocks. This 80% policy may be changed upon at least 60 days' written notice to shareholders.

IRA DISTRIBUTION WITHHOLDING DISCLOSURE

We generally must withhold federal income tax at a rate of 10% of the taxable portion of your distribution and, if you live in a state that requires state income tax withholding, at your state's set rate. However, you may elect not to have withholding apply or to have income tax withheld at a higher rate. If you wish to make such an election, please call USAA Asset Management Company at
(800) 531-USAA (8722).

If you must pay estimated taxes, you may be subject to estimated tax penalties if your estimated tax payments are not sufficient and sufficient tax is not withheld from your distribution.

For more specific information, please consult your tax adviser.

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                                                             FUND OBJECTIVE |  1

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MANAGERS' COMMENTARY ON THE FUND

Lazard Asset Management (Lazard)                    Brandes Investment Partners,
    JAI JACOB                                           L.P. (Brandes)
    JAMES M. MCDONALD, CFA                              AL CHAN, CFA
    KEVIN O'HARE, CFA                                   DOUG EDMAN, CFA
                                                        CHRIS GARRETT, CFA
Victory Capital Management, Inc.(Victory)               LOUIS LAU
    MARGARET LINDSAY                                    GREG RIPPEL, CFA
    TIFFANY KUO, CFA                                    GERARDO ZAMORANO, CFA
    JOSHUA LINDLAND, CFA

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o   HOW DID THE USAA EMERGING MARKETS FUND (THE FUND SHARES) PERFORM DURING THE
    REPORTING PERIOD?

    For the reporting period ended May 31, 2013, the Fund Shares had a total return of 13.78%. This compares to a return of 16.96% for the Lipper Emerging Markets Funds Index and 14.10% for the Morgan Stanley Capital International (MSCI) Emerging Markets Index (the Index).

    The Fund was managed during the initial portion of the reporting period by Batterymarch Financial Management, Inc. (Batterymarch) and The Boston Company Asset Management, LLC (The Boston Company). During the Fall of 2012, these two subadvisers were replaced by: Brandes Investment Partners, L.P. (Brandes), Lazard Asset Management (Lazard), and Victory Capital Management, Inc. (Victory).

    Refer to page 8 for benchmark definitions.

    PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. o High double-digit returns are attributable, in part, to unusually favorable market conditions and may not be repeated or consistently achieved in the future.

    Emerging market countries are less diverse and mature than other countries and tend to be politically less stable.

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2  | USAA EMERGING MARKETS FUND

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o   PLEASE CHARACTERIZE PERFORMANCE FOR THE BATTERYMARCH PORTION OF THE FUND.

    The Batterymarch portion of the Fund modestly underperformed the Index during the period from June 1, 2012, through October 15, 2012. The underperformance occurred mostly during the month of August. August of last year was challenging in both absolute and relative terms, as equity markets turned extremely volatile. Investors rotated away from risk, reacting to weakening global growth and sovereign debt concerns across developed markets. For the period, stock selection was mixed at the country level, adding value in India, South Africa, Brazil, and Mexico, but detracting within China, Russia, and Taiwan. Country weighting decisions added value, most notably from an overweight to Turkey and an underweight to Taiwan.

    At the security level, India's HDFC Bank Ltd. ADR and Larsen & Toubro Ltd. GDR were two of the largest contributors to relative return by virtue of their overweight to the benchmark as well as strong returns for the period. Both posted returns in excess of the benchmark, as did KGHM Polska Miedz S.A., another major contributor. Kia Motors Corp., which had been an outperformer in the past, was the primary detractor. Other securities that were overweight and underperformed were China's Evergrande Real Estate Group and Ghangzhou R&F Properties.

o   HOW DID THE BOSTON COMPANY'S PORTION OF THE PORTFOLIO PERFORM?

    The Boston Company portion of the Fund outperformed its benchmark during the period from June 1, 2012, through October 15, 2012. From a sector standpoint, their portion benefited from holdings in the telecommunication services, materials, energy, financials, and utilities sectors. Conversely, selections in the consumer discretionary, information technology, and consumer staples sectors detracted the

    You will find a complete list of securities that the Fund owns on pages
    17-27.

    HDFC Bank Ltd. ADR, Larsen & Toubro Ltd. GDR, KGHM Polska Miedz S.A., Evergrande Real Estate Group, and Ghangzhou R&F Properties, were sold out of the Fund prior to May 31, 2013.

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                                           MANAGERS' COMMENTARY ON THE FUND |  3

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    most from relative performance. On a country basis, holdings in South Korea,
    Brazil, and India contributed the most to relative return. Stock selection in South Africa, China, and Mexico detracted the most.

o   HOW DID THE BRANDES PORTION OF THE FUND PERFORM?

    For the abbreviated period from October 16, 2012, through May 31, 2013, the Brandes portion of the USAA Emerging Markets Fund significantly outperformed the MSCI Emerging Markets Index. Holdings in Embraer S.A. ADR, Hyundai Motor Co. Ltd., and Turkiye Vakiflar Bankasi T.A.O. "D" contributed positively to performance. Brandes' underweight position in Taiwan, as well as holdings in Mexico (Desarrolladora Homex and Urbi Desarrollos Urbanos S.A. de C.V.) detracted from relative performance. Holdings that performed well included Cemex S.A. de C.V. ADR and Yingde Gases Group Co., Air Arabia PJSC, Erste Group Bank AG, and Banco Bradesco S.A.

    Based on their bottom-up stock selection, Brandes' most significant country allocations as of May 31, 2013, were in Brazil, South Korea, and China. From an industry perspective, their largest weightings were in commercial banks, wireless telecommunications services, and oil, gas & consumable fuels.

    During the period, Brandes established new positions in Luxembourg-based food products firm Adecoagro SA, Malaysia-based hotels restaurant & leisure company Genting Malaysia Berhad, Mexico-based homebuilders Desarrolladora Homex S.A. de C.V. and Urbi Desarrollos Urbanos S.A. de C.V., as well as Macquarie Mexico Real Estate Management S.A. de C.V. Brandes sold out of positions in UAE-based DP World, South Korea-based Halla Climate Control Corp., Brazil's Itau Unibanco Holding SA, and China's Peoples Food Holdings Ltd.

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4  | USAA EMERGING MARKETS FUND

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o   PLEASE DESCRIBE THE PERFORMANCE OF THE LAZARD PORTION OF THE FUND.

    The Lazard portion of the Fund outperformed the Index during the abbreviated period ended May 31, 2013. On a sector basis, exposure to materials added to relative performance, as did stock selection in telecom services. Returns were also helped by an overweight in the stock selection within information technology. Conversely, stock selection in the consumer discretionary and financials sectors detracted from relative performance. On a country basis, exposure to Macau (not a constituent of the Index), an overweight exposure to stock selection in Mexico, and stock selection in China contributed to relative return. In contrast, an underweight to stock selection in Taiwan in addition to stock selection in South Korea detracted from performance.

o   WHAT IS LAZARD'S OUTLOOK?

    Lazard sees increasing differentiation among equity valuations around the world. In developed markets and in certain consumer-related or seemingly defensive sectors, valuations have risen significantly. But in emerging markets and sectors that are sensitive to global commodity prices, valuations have sagged. While it is not clear how long it may take for global economic activity to rise to a level that might again challenge the limits of expanded commodity production capacity, investors now appear wary of assigning anything close to a market multiple to companies that have little control over their sales volume and/or prices. Revenue and earnings growth objectives for many economically-sensitive companies have been lowered in the latest series of reports and revised targets. Without convincing signs of improving growth, Lazard expects continued differentiation between earnings and valuations.

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                                           MANAGERS' COMMENTARY ON THE FUND |  5

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o   HOW DID VICTORY'S PORTION OF THE PORTFOLIO PERFORM?

    Victory's portion of the Fund outperformed during the abbreviated reporting period. Stock selection added value across most sectors. Holdings in producer manufacturing, non-energy minerals, consumer nondurables, and industrial services were among the top contributors, although positions in health technology, electronic technology, and health services adversely affected performance. On a country basis, stock selection was strong in South Korea, the Philippines, and Malaysia, more than offsetting unfavorable selection in South Africa and Brazil.

    At the stock level, top contributors included PT Arwana Citramulia Tbk, an Indonesian producer of ceramic construction materials; Anton Oilfield Services Group, a Hong Kong-listed onshore oilfield service provider in China; and Universal Robina Corp., a Filipino producer of branded foods and beverages. Xiangyu Dredging Holdings Ltd., a Hong Kong-listed Chinese dredging service company; NCsoft Corp., a South Korean online game developer; and Companhia Hering, a Brazilian fashion retailer, were among the detractors.

o   WHAT IS VICTORY'S OUTLOOK?

    Growth drivers in the emerging markets small-cap portfolio continue to reflect mostly local themes, which remain largely intact going forward. Victory believes that this asset class offers a unique and attractive opportunity to invest directly in companies that are benefiting from secular trends in the emerging world. They also feel that the pricing inefficiency of small-cap equities combined with access to the most entrepreneurial and high growth businesses in the global economy justify a long-term strategic allocation there.

    Thank you for your investment in the Fund.

    Xiangyu Dredging Holdings Ltd. and NCsoft Corp., were sold out of the Fund prior to May 31, 2013.

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6  | USAA EMERGING MARKETS FUND

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INVESTMENT OVERVIEW

USAA EMERGING MARKETS FUND SHARES (FUND SHARES) (Ticker Symbol: USEMX)


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                                       5/31/13                      5/31/12
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Net Assets                         $476.7 Million               $670.7 Million
Net Asset Value Per Share              $17.44                       $15.45


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                   AVERAGE ANNUAL TOTAL RETURNS AS OF 5/31/13
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     1 Year                            5 Years                      10 Years

     13.78%                            -3.38%                        12.36%


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                          EXPENSE RATIO AS OF 5/31/12*
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                                       1.64%

               (includes acquired fund fees and expenses of 0.06%)


THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT USAA.COM.

*The expense ratio represents the total annual operating expenses, before reductions of any expenses paid indirectly and including any acquired fund fees and expenses, as reported in the Fund's prospectus dated October 1, 2012, and is calculated as a percentage of average net assets. This expense ratio may differ from the expense ratio disclosed in the Financial Highlights, which excludes acquired fund fees and expenses.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on distributions or the redemption of shares.

High double-digit returns are attributable, in part, to unusually favorable market conditions and may not be repeated or consistently achieved in the future.

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                                                        INVESTMENT OVERVIEW |  7

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                      o CUMULATIVE PERFORMANCE COMPARISON o

                  [CHART OF CUMULATIVE PERFORMANCE COMPARISON]

                   MSCI EMERGING      LIPPER EMERGING         USAA EMERGING
                   MARKETS INDEX    MARKETS FUNDS INDEX    MARKETS FUND SHARES
05/31/03            $10,000.00           $10,000.00           $10,000.00
06/30/03             10,569.95            10,503.39            10,484.09
07/31/03             11,231.92            10,984.20            11,065.01
08/31/03             11,985.80            11,718.06            11,632.09
09/30/03             12,073.67            11,977.97            11,894.88
10/31/03             13,101.11            12,910.98            12,793.91
11/30/03             13,262.10            13,102.54            13,029.05
12/31/03             14,223.55            14,215.82            13,928.08
01/31/04             14,728.70            14,622.29            14,356.85
02/29/04             15,408.14            15,278.64            14,979.25
03/31/04             15,606.12            15,483.55            15,076.07
04/30/04             14,330.21            14,263.22            14,149.38
05/31/04             14,140.23            13,984.88            13,914.25
06/30/04             14,112.14            14,056.69            14,094.05
07/31/04             13,862.61            13,850.39            13,886.58
08/31/04             14,442.90            14,388.59            14,301.52
09/30/04             15,277.07            15,232.32            14,979.25
10/31/04             15,643.06            15,697.16            15,352.70
11/30/04             17,092.01            16,988.06            16,749.65
12/31/04             17,914.84            17,868.39            17,576.42
01/31/05             17,971.54            17,931.91            17,409.55
02/28/05             19,549.61            19,427.09            18,730.57
03/31/05             18,261.66            18,106.19            17,423.46
04/30/05             17,774.93            17,663.11            17,075.82
05/31/05             18,400.75            18,209.58            17,506.89
06/30/05             19,035.93            18,814.04            18,160.44
07/31/05             20,382.87            20,112.78            19,300.69
08/31/05             20,566.35            20,425.51            19,384.12
09/30/05             22,484.09            22,211.88            20,927.62
10/31/05             21,015.08            20,872.51            19,467.55
11/30/05             22,755.07            22,436.95            20,830.28
12/31/05             24,103.03            23,702.90            22,065.94
01/31/06             26,809.79            26,431.10            24,068.12
02/28/06             26,784.26            26,276.42            24,082.12
03/31/06             27,024.35            26,632.97            24,572.16
04/30/06             28,952.69            28,519.62            26,210.31
05/31/06             25,925.82            25,383.90            23,550.07
06/30/06             25,870.89            25,258.17            23,410.06
07/31/06             26,257.81            25,801.07            23,550.07
08/31/06             26,939.95            26,503.73            24,040.11
09/30/06             27,166.39            26,700.96            24,460.15
10/31/06             28,457.78            28,095.48            25,566.25
11/30/06             30,577.67            29,941.65            27,386.41
12/31/06             31,957.36            31,304.31            28,544.71
01/31/07             31,626.30            31,154.34            28,389.04
02/28/07             31,443.10            30,862.05            28,035.24
03/31/07             32,707.28            32,038.50            29,011.73
04/30/07             34,226.15            33,556.29            30,158.05
05/31/07             35,930.25            35,362.13            32,082.73
06/30/07             37,629.75            36,593.66            33,257.35
07/31/07             39,634.70            37,920.25            34,630.10
08/31/07             38,805.40            37,098.28            34,035.72
09/30/07             43,093.84            40,697.20            36,880.28
10/31/07             47,903.05            45,039.57            40,559.82
11/30/07             44,510.34            42,272.08            37,870.92
12/31/07             44,669.34            42,653.04            38,137.76
01/31/08             39,107.96            37,942.46            34,727.32
02/29/08             42,008.83            39,598.52            36,144.44
03/31/08             39,789.55            37,753.66            34,696.17
04/30/08             43,025.04            40,609.36            37,452.56
05/31/08             43,835.69            41,357.41            38,106.62
06/30/08             39,470.81            37,102.70            34,431.44
07/31/08             38,013.19            35,805.52            33,481.50
08/31/08             34,989.30            33,085.04            30,974.28
09/30/08             28,869.83            27,659.65            25,944.27
10/31/08             20,972.99            19,627.14            18,640.63
11/30/08             19,395.69            17,947.59            16,989.91
12/31/08             20,913.78            19,296.69            18,440.45
01/31/09             19,571.70            17,631.34            16,921.01
02/28/09             18,470.90            16,638.29            16,092.23
03/31/09             21,127.86            18,783.00            18,095.12
04/30/09             24,646.99            21,886.56            21,064.93
05/31/09             28,872.71            25,851.47            24,880.79
06/30/09             28,489.51            25,545.80            24,449.13
07/31/09             31,713.46            28,500.69            27,246.28
08/31/09             31,608.45            28,615.94            27,332.61
09/30/09             34,482.72            31,171.07            29,939.83
10/31/09             34,528.56            30,792.47            29,611.77
11/30/09             36,013.50            32,480.24            31,148.47
12/31/09             37,440.15            33,623.85            32,237.63
01/31/10             35,358.11            31,743.24            30,483.32
02/28/10             35,489.97            32,011.71            30,691.75
03/31/10             38,357.99            34,660.86            33,140.84
04/30/10             38,831.29            34,908.20            33,262.43
05/31/10             35,066.15            31,616.00            29,858.02
06/30/10             35,178.41            31,628.48            29,788.54
07/31/10             38,132.82            34,579.36            32,602.39
08/31/10             37,405.09            33,906.63            31,786.03
09/30/10             41,566.96            37,749.00            35,277.28
10/31/10             42,777.54            38,917.58            36,111.01
11/30/10             41,650.02            37,931.63            35,329.39
12/31/10             44,627.05            40,396.75            37,788.04
01/31/11             43,424.77            39,091.89            36,564.56
02/28/11             43,026.23            38,727.96            36,110.13
03/31/11             45,562.71            40,734.52            37,927.87
04/30/11             46,985.96            42,198.22            38,889.18
05/31/11             45,772.23            41,087.50            37,700.65
06/30/11             45,087.34            40,553.65            37,036.48
07/31/11             44,917.78            40,478.90            36,599.52
08/31/11             40,920.21            37,153.92            33,121.34
09/30/11             34,961.17            31,378.01            27,668.12
10/31/11             39,595.49            35,226.07            31,093.86
11/30/11             36,958.74            34,070.98            30,045.17
12/31/11             36,516.83            32,974.09            28,798.68
01/31/12             40,665.88            36,431.35            32,247.95
02/29/12             43,109.28            38,601.03            33,926.97
03/31/12             41,679.57            37,773.40            32,393.96
04/30/12             41,188.60            37,310.33            31,809.95
05/31/12             36,590.89            33,270.52            28,196.43
06/30/12             38,020.32            34,811.93            29,382.69
07/31/12             38,789.35            35,145.54            29,619.94
08/31/12             38,677.24            35,393.16            29,583.44
09/30/12             41,018.75            37,254.29            31,390.20
10/31/12             40,774.13            37,150.22            30,751.45
11/30/12             41,294.80            37,563.61            30,678.44
12/31/12             43,318.88            39,603.81            32,430.67
01/31/13             43,922.87            40,176.79            33,000.92
02/28/13             43,377.36            39,798.99            33,129.68
03/31/13             42,545.34            39,379.45            32,467.46
04/30/13             42,977.73            39,941.07            32,633.01
05/31/13             41,895.34            38,914.38            32,081.16

                                   [END CHART]

                          Data from 5/31/03 to 5/31/13.

The graph illustrates the comparison of a $10,000 hypothetical investment in the USAA Emerging Markets Fund Shares to the following benchmarks:

o The unmanaged MSCI Emerging Markets Index is a free-float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets.

o The unmanaged Lipper Emerging Markets Funds Index tracks the total return performance of the 30 largest funds within the Lipper Emerging Markets Funds category.

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. Indexes are unmanaged and you cannot invest directly in an index.

================================================================================

8  | USAA EMERGING MARKETS FUND

================================================================================

USAA EMERGING MARKETS INSTITUTIONAL SHARES (INSTITUTIONAL SHARES)
(Ticker Symbol: UIEMX)


--------------------------------------------------------------------------------
                                     5/31/13                    5/31/12
--------------------------------------------------------------------------------

Net Assets                        $540.6 Million              $202.2 Million
Net Asset Value Per Share             $17.41                      $15.45


--------------------------------------------------------------------------------
                   AVERAGE ANNUAL TOTAL RETURNS AS OF 5/31/13
--------------------------------------------------------------------------------
     1 Year                                        Since Inception 8/01/08

     14.11%                                                -0.25%


--------------------------------------------------------------------------------
                          EXPENSE RATIO AS OF 5/31/12*
--------------------------------------------------------------------------------

                                    1.33%

               (includes acquired fund fees and expenses of 0.06%)


THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT USAA.COM.

*The expense ratio represents the total annual operating expenses, before reductions of any expenses paid indirectly and including any acquired fund fees and expenses, as reported in the Fund's prospectus dated October 1, 2012, and is calculated as a percentage of average net assets. The expense ratio may differ from the expense ratio disclosed in the Financial Highlights, which excludes acquired fund fees and expenses.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on distributions or the redemption of shares.

The Institutional Shares are available for investment through a USAA discretionary managed account program, and certain advisory programs sponsored by financial intermediaries, such as brokerage firms, investment advisors, financial planners, third-party administrators, and insurance companies. Institutional Shares also are available to institutional investors, which include retirement plans, endowments, foundations, and bank trusts, as well as other persons or legal entities that the Fund may approve from time to time, or for purchase by a USAA Fund participating in a fund-of-funds investment strategy (USAA fund-of-funds) and not to the general public.

High double-digit returns are attributable, in part, to unusually favorable market conditions and may not be repeated or consistently achieved in the future.

================================================================================

                                                        INVESTMENT OVERVIEW |  9

================================================================================

                      o CUMULATIVE PERFORMANCE COMPARISON o

                  [CHART OF CUMULATIVE PERFORMANCE COMPARISON]

                                                                   USAA EMERGING
                  MSCI EMERGING            LIPPER EMERGING         MARKETS FUND
                  MARKETS INDEX         MARKETS FUNDS INDEX    INSTITUTIONAL SHARES
07/31/08           $10,000.00              $10,000.00              $10,000.00
08/31/08             9,204.52                9,240.21                9,355.60
09/30/08             7,594.69                7,724.97                7,836.31
10/31/08             5,517.29                5,481.60                5,630.29
11/30/08             5,102.36                5,012.52                5,131.70
12/31/08             5,501.72                5,389.31                5,573.05
01/31/09             5,148.66                4,924.20                5,117.78
02/28/09             4,859.08                4,646.85                4,871.84
03/31/09             5,558.04                5,245.84                5,484.09
04/30/09             6,483.80                6,112.62                6,384.15
05/31/09             7,595.45                7,219.97                7,545.85
06/30/09             7,494.64                7,134.60                7,415.03
07/31/09             8,342.75                7,959.86                8,273.23
08/31/09             8,315.13                7,992.05                8,299.39
09/30/09             9,071.25                8,705.66                9,094.79
10/31/09             9,083.31                8,599.92                9,000.60
11/30/09             9,473.95                9,071.29                9,471.56
12/31/09             9,849.25                9,390.69                9,807.63
01/31/10             9,301.54                8,865.46                9,273.63
02/28/10             9,336.23                8,940.44                9,342.36
03/31/10            10,090.71                9,680.31               10,093.13
04/30/10            10,215.22                9,749.39               10,130.14
05/31/10             9,224.74                8,829.92                9,104.44
06/30/10             9,254.27                8,833.41                9,083.29
07/31/10            10,031.48                9,657.55                9,945.09
08/31/10             9,840.03                9,469.67                9,701.89
09/30/10            10,934.88               10,542.79               10,769.89
10/31/10            11,253.34               10,869.16               11,028.96
11/30/10            10,956.73               10,593.79               10,732.88
12/31/10            11,739.89               11,282.27               11,541.35
01/31/11            11,423.61               10,917.84               11,178.18
02/28/11            11,318.77               10,816.20               11,044.66
03/31/11            11,986.03               11,376.60               11,600.10
04/30/11            12,360.44               11,785.40               11,899.18
05/31/11            12,041.15               11,475.19               11,536.01
06/30/11            11,860.98               11,326.09               11,338.40
07/31/11            11,816.37               11,305.21               11,204.89
08/31/11            10,764.74               10,376.59               10,142.08
09/30/11             9,197.12                8,763.46                8,475.76
10/31/11            10,416.25                9,838.17                9,527.89
11/30/11             9,722.61                9,515.57                9,207.45
12/31/11             9,606.36                9,209.22                8,829.95
01/31/12            10,697.83               10,174.79                9,888.20
02/29/12            11,340.61               10,780.75               10,408.93
03/31/12            10,964.50               10,549.60                9,938.60
04/30/12            10,835.34               10,420.27                9,759.42
05/31/12             9,625.84                9,292.01                8,656.38
06/30/12            10,001.88                9,722.50                9,025.93
07/31/12            10,204.18                9,815.67                9,098.72
08/31/12            10,174.69                9,884.83                9,087.52
09/30/12            10,790.66               10,404.62                9,641.84
10/31/12            10,726.31               10,375.56                9,451.47
11/30/12            10,863.28               10,491.01                9,429.07
12/31/12            11,395.75               11,060.81                9,973.87
01/31/13            11,554.64               11,220.84               10,149.75
02/28/13            11,411.13               11,115.32               10,195.14
03/31/13            11,192.26               10,998.15                9,990.89
04/30/13            11,306.01               11,155.00               10,047.63
05/31/13            11,021.27               10,868.26                9,877.42

                                   [END CHART]

                         *Data from 7/31/08 to 5/31/13.

                      See page 8 for benchmark definitions.

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. Indexes are unmanaged and you cannot invest directly in an index.

*The performance of the MSCI Emerging Markets Index and the Lipper Emerging Markets Funds Index is calculated from the end of the month, July 31, 2008, while the Institutional Shares' inception date is August 1, 2008. There may be a slight variation of performance numbers because of this difference.

================================================================================

10  | USAA EMERGING MARKETS FUND

================================================================================

USAA EMERGING MARKETS ADVISER SHARES (ADVISER SHARES) (Ticker Symbol: UAEMX)

--------------------------------------------------------------------------------
                                     5/31/13                     5/31/12
--------------------------------------------------------------------------------
Net Assets                        $4.8 Million                $4.2 Million
Net Asset Value Per Share            $17.35                      $15.40

--------------------------------------------------------------------------------
                   AVERAGE ANNUAL TOTAL RETURNS AS OF 5/31/13
--------------------------------------------------------------------------------
      1 Year                                      Since Inception 8/01/10
      13.24%                                                -1.83%

--------------------------------------------------------------------------------
                          EXPENSE RATIOS AS OF 5/31/12*
--------------------------------------------------------------------------------
   Before Reimbursement   2.22%                  After Reimbursement   2.06%

               (includes acquired fund fees and expenses of 0.06%)

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT USAA.COM.

*The expense ratios represent the total annual operating expenses, before reductions of any expenses paid indirectly and including any acquired fund fees and expenses, as reported in the Fund's prospectus dated October 1, 2012, and are calculated as a percentage of average net assets. USAA Asset Management Company (the Manager) has agreed, through October 1, 2013, to make payments or waive management, administration, and other fees so that the total expenses of the Adviser Shares (exclusive of commission recapture, expense offset arrangements, acquired fund fees and expenses, and extraordinary expenses) do not exceed an annual rate of 2.00% of the Adviser Shares' average net assets. This reimbursement arrangement may not be changed or terminated during this time period without approval of the Fund's Board of Trustees and may be changed or terminated by the Manager at any time after October 1, 2013. These expense ratios may differ from the expense ratios disclosed in the Financial Highlights, which excludes acquired fund fees and expenses.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on distributions or the redemption of shares.

High double-digit returns are attributable, in part, to unusually favorable market conditions and may not be repeated or consistently achieved in the future.

================================================================================

                                                       INVESTMENT OVERVIEW |  11

================================================================================

                      o CUMULATIVE PERFORMANCE COMPARISON o

                  [CHART OF CUMULATIVE PERFORMANCE COMPARISON]

                 LIPPER EMERGING         MSCI EMERGING      USAA EMERGING MARKETS
               MARKETS FUNDS INDEX       MARKETS INDEX       FUND ADVISER SHARES
07/31/10           $10,000.00              $10,000.00             $10,000.00
08/31/10             9,805.45                9,809.16               9,516.13
09/30/10            10,916.63               10,900.57              10,556.71
10/31/10            11,254.57               11,218.03              10,801.25
11/30/10            10,969.44               10,922.35              10,567.12
12/31/10            11,682.33               11,703.05              11,294.94
01/31/11            11,304.98               11,387.76              10,923.50
02/28/11            11,199.74               11,283.25              10,787.48
03/31/11            11,780.01               11,948.42              11,326.33
04/30/11            12,203.30               12,321.66              11,608.83
05/31/11            11,882.09               12,003.37              11,247.85
06/30/11            11,727.70               11,823.76              11,049.05
07/31/11            11,706.09               11,779.29              10,913.03
08/31/11            10,744.54               10,730.96               9,871.95
09/30/11             9,074.20                9,168.26               8,244.94
10/31/11            10,187.02               10,383.57               9,265.09
11/30/11             9,852.98                9,692.10               8,945.97
12/31/11             9,535.77                9,576.22               8,571.56
01/31/12            10,535.58               10,664.27               9,594.06
02/29/12            11,163.03               11,305.03              10,094.43
03/31/12            10,923.68               10,930.10               9,632.13
04/30/12            10,789.77               10,801.35               9,458.09
05/31/12             9,621.49                9,595.64               8,381.21
06/30/12            10,067.25                9,970.49               8,729.29
07/31/12            10,163.73               10,172.16               8,799.99
08/31/12            10,235.34               10,142.77               8,783.68
09/30/12            10,773.56               10,756.81               9,316.68
10/31/12            10,743.46               10,692.66               9,120.88
11/30/12            10,863.01               10,829.20               9,093.70
12/31/12            11,453.02               11,359.99               9,616.54
01/31/13            11,618.72               11,518.38               9,775.18
02/28/13            11,509.46               11,375.33               9,813.47
03/31/13            11,388.13               11,157.14               9,611.07
04/30/13            11,550.55               11,270.53               9,660.30
05/31/13            11,253.64               10,986.68               9,490.72

                                   [END CHART]

                      *Data from 7/31/10 to 5/31/13.

                      See page 8 for benchmark definitions.

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on distributions or the redemption of shares. Indexes are unmanaged and you cannot invest directly in an index.

*The performance of the MSCI Emerging Markets Index and the Lipper Emerging Markets Index is calculated from the end of the month, July 31, 2010, while the Adviser Shares' inception date is August 1, 2010. There may be a slight variation of performance numbers because of this difference.

================================================================================

12  | USAA EMERGING MARKETS FUND

================================================================================

                             o TOP 10 INDUSTRIES* o
                                  AS OF 5/31/13
                                (% of Net Assets)

Diversified Banks ........................................................ 20.4%
Wireless Telecommunication Services ......................................  5.8%
Oil & Gas Exploration & Production .......................................  5.0%
Semiconductors ...........................................................  4.1%
Integrated Oil & Gas .....................................................  3.7%
Internet Software & Services .............................................  3.6%
Construction & Engineering ...............................................  2.8%
Construction & Farm Machinery & Heavy Trucks .............................  2.4%
Diversified Metals & Mining ..............................................  2.2%
Casinos & Gaming .........................................................  2.0%

                           o TOP 10 EQUITY HOLDINGS o
                                  AS OF 5/31/13
                                (% of Net Assets)

Samsung Electronics Co. Ltd. ............................................. 2.9%
Pacific Rubiales Energy Corp. ............................................ 2.5%
Sberbank of Russia ....................................................... 2.4%
ICICI Bank Ltd. ADR ...................................................... 1.7%
Petroleo Brasileiro S.A. ADR ............................................. 1.6%
Yandex N.V. "A" .......................................................... 1.4%
NovaTek OAO GDR .......................................................... 1.4%
Baidu, Inc. ADR .......................................................... 1.4%
PT Bank Rakyat Indonesia (Persero) Tbk ................................... 1.3%
Agricultural Bank of China Ltd. "H" ...................................... 1.3%

*Excludes exchange-traded funds.

You will find a complete list of securities that the Fund owns on pages 17-27.

================================================================================

                                                       INVESTMENT OVERVIEW |  13

================================================================================

                        o ASSET ALLOCATION -- 5/31/2013 o

                         [PIE CHART OF ASSET ALLOCATION]

RUSSIA                                                                     13.0%
BRAZIL                                                                     11.9%
CHINA                                                                      11.3%
SOUTH KOREA                                                                10.5%
TAIWAN                                                                      6.2%
MEXICO                                                                      5.8%
TURKEY                                                                      5.1%
HONG KONG                                                                   4.7%
INDONESIA                                                                   4.5%
SOUTH AFRICA                                                                3.7%
OTHER*                                                                     23.1%
                                   [END CHART]

 * Includes countries with less than 3% of portfolio and money market instruments.

Percentages are of the net assets of the Fund and may not equal 100%.

================================================================================

14  | USAA EMERGING MARKETS FUND

================================================================================

DISTRIBUTIONS TO SHAREHOLDERS

--------------------------------------------------------------------------------

The following federal tax information related to the Fund's fiscal year ended May 31, 2013, is provided for information purposes only and should not be used for reporting to federal or state revenue agencies. Federal tax information for the calendar year will be reported to you on Form 1099-DIV in January 2014.

0.69% of ordinary income distributions qualify for the dividends-received deductions eligible to corporations.

For the fiscal year ended May 31, 2013, the Fund hereby designates the maximum amount allowable of its net taxable income as qualified dividends taxed at individual net capital gain rates.

The Fund has elected under Section 853 of the Internal Revenue Code to pass through the credit for taxes paid in foreign countries. The gross income derived from foreign sources and foreign taxes paid during the fiscal year ended May 31, 2013, by the Fund are $27,643,000 and $3,088,000, respectively.

For the fiscal year ended May 31, 2013, certain dividends paid by the Fund qualify as interest-related dividends. The Fund designates $29,000 as qualifying interest income.

================================================================================

                                             DISTRIBUTIONS TO SHAREHOLDERS |  15

================================================================================

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

--------------------------------------------------------------------------------

THE SHAREHOLDERS AND BOARD OF TRUSTEES OF USAA EMERGING MARKETS FUND:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the USAA Emerging Markets Fund (one of the portfolios constituting USAA Mutual Funds Trust) (the "Fund") as of May 31, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of May 31, 2013, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the USAA Emerging Markets Fund at May 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

                                                           /S/ ERNST & YOUNG LLP

San Antonio, Texas
July 19, 2013

================================================================================

16  | USAA EMERGING MARKETS FUND

================================================================================

PORTFOLIO OF INVESTMENTS

May 31, 2013

-----------------------------------------------------------------------------------------
                                                                                   MARKET
NUMBER                                                                              VALUE
OF SHARES     SECURITY                                                              (000)
-----------------------------------------------------------------------------------------
              EQUITY SECURITIES (95.3%)

              COMMON STOCKS (90.5%)

              CONSUMER DISCRETIONARY (12.0%)
              ------------------------------
              APPAREL RETAIL (0.7%)
   187,100    Cia Hering                                                       $    3,307
    88,856    Mr. Price Group Ltd.(a)                                               1,126
   351,391    Truworths International Ltd.(a)                                       3,034
                                                                               ----------
                                                                                    7,467
                                                                               ----------
              APPAREL, ACCESSORIES & LUXURY GOODS (0.6%)
12,196,000    Bosideng International Holdings Ltd.(a)                               3,284
   514,000    Makalot Industrial Co. Ltd.(a)                                        2,393
                                                                               ----------
                                                                                    5,677
                                                                               ----------
              AUTO PARTS & EQUIPMENT (1.4%)
    48,471    Hyundai Mobis Co. Ltd.(a)                                            12,155
   934,000    Minth Group Ltd.(a)                                                   1,601
 1,289,500    Somboon Advance Technology(a)                                           998
                                                                               ----------
                                                                                   14,754
                                                                               ----------
              AUTOMOBILE MANUFACTURERS (0.2%)
    35,050    KIA Motors Corp.(a)                                                   1,822
                                                                               ----------
              AUTOMOTIVE RETAIL (0.3%)
    49,460    Kolao Holdings(a)                                                     1,397
 2,578,000    PT Indomobil Sukses Internasional Tbk(a)                              1,377
                                                                               ----------
                                                                                    2,774
                                                                               ----------
              BROADCASTING (0.9%)
   242,100    Grupo Televisa S.A. de C.V. ADR                                       6,314
   306,000    Grupo Televisa S.A.B.                                                 1,600
 5,470,653    PT Surya Citra Media Tbk(a)                                           1,619
                                                                               ----------
                                                                                    9,533
                                                                               ----------
              CASINOS & GAMING (2.0%)
 1,913,200    Genting Malaysia Berhad(a)                                            2,374
 2,301,900    Sands China Ltd.(a)                                                  12,227
 2,062,400    Wynn Macau Ltd.(a)                                                    6,059
                                                                               ----------
                                                                                   20,660
                                                                               ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  17

================================================================================

-----------------------------------------------------------------------------------------
                                                                                   MARKET
NUMBER                                                                              VALUE
OF SHARES     SECURITY                                                              (000)
-----------------------------------------------------------------------------------------
              COMPUTER & ELECTRONICS RETAIL (0.1%)
20,880,500    PT Tiphone Mobile Indonesia Tbk*(a)                              $    1,469
                                                                               ----------
              DEPARTMENT STORES (0.3%)
 1,129,500    PT Matahari Department Store Tbk*(a)                                  1,499
   555,400    Robinson Department Store PCL(a)                                      1,397
                                                                               ----------
                                                                                    2,896
                                                                               ----------
              DISTRIBUTORS (0.2%)
 1,653,100    Singer Thailand PCL(a)                                                1,445
 1,601,000    Xinhua Winshare Publishing and Media Co. Ltd. "H"(a)                    805
                                                                               ----------
                                                                                    2,250
                                                                               ----------
              EDUCATION SERVICES (0.4%)
    62,164    Abril Educacao S.A.                                                   1,234
   383,400    Estacio Participacoes S.A.                                            2,973
                                                                               ----------
                                                                                    4,207
                                                                               ----------
              FOOTWEAR (0.9%)
    69,200    Arezzo Industria e Comercio S.A.                                      1,213
 8,716,000    Daphne International Holdings Ltd.(a)                                 7,912
                                                                               ----------
                                                                                    9,125
                                                                               ----------
              GENERAL MERCHANDISE STORES (0.2%)
   334,700    Aeon Co. (M) Berhad(a)                                                1,943
                                                                               ----------
              HOME FURNISHINGS (0.2%)
    58,890    Hanssem Co. Ltd.(a)                                                   1,706
                                                                               ----------
              HOMEBUILDING (1.2%)
 1,226,100    Cyrela Brazil Realty S.A. Empreendimentos e Participacoes             9,738
 2,071,586    Desarrolladora Homex S.A. de C.V.*                                    1,647
 6,312,677    Urbi Desarrollo Urbanos S.A. de C.V.*                                 1,195
   371,300    Viver Incorporadora e Construtora S.A.*                                  92
                                                                               ----------
                                                                                   12,672
                                                                               ----------
              HOUSEHOLD APPLIANCES (1.1%)
   883,000    Haier Electronics Group Co. Ltd.*(a)                                  1,564
 3,648,000    Techtronic Industries Co.(a)                                          9,210
                                                                               ----------
                                                                                   10,774
                                                                               ----------
              LEISURE PRODUCTS (0.5%)
 2,722,000    Goodbaby International Holdings Ltd.(a)                               1,479
   327,000    Merida Industry Co. Ltd.(a)                                           2,092
   106,587    Samchuly Bicycle Co. Ltd.(a)                                          1,641
                                                                               ----------
                                                                                    5,212
                                                                               ----------
              RESTAURANTS (0.3%)
   486,200    Alsea S.A.B. de C.V.                                                  1,363

================================================================================

18  | USAA EMERGING MARKETS FUND

================================================================================

-----------------------------------------------------------------------------------------
                                                                                   MARKET
NUMBER                                                                              VALUE
OF SHARES     SECURITY                                                              (000)
-----------------------------------------------------------------------------------------
   107,700    International Meal Co. Holdings S.A.                             $    1,271
                                                                               ----------
                                                                                    2,634
                                                                               ----------
              SPECIALIZED CONSUMER SERVICES (0.2%)
   507,000    Lung Yen Life Service Corp.(a)                                        1,762
                                                                               ----------
              TEXTILES (0.3%)
   222,000    Eclat Textile Co. Ltd.(a)                                             1,583
   559,000    Shenzhou International Group(a)                                       1,879
                                                                               ----------
                                                                                    3,462
                                                                               ----------
              Total Consumer Discretionary                                        122,799
                                                                               ----------
              CONSUMER STAPLES (5.5%)
              -----------------------
              HOUSEHOLD PRODUCTS (1.1%)
 2,878,200    Kimberly-Clark de Mexico S.A. de C.V. "A"                             9,888
 1,047,000    Vinda International Holdings Ltd.(a)                                  1,345
                                                                               ----------
                                                                                   11,233
                                                                               ----------
              PACKAGED FOODS & MEAT (1.7%)
   203,100    Adecoagro S.A.*                                                       1,501
   255,500    Biostime International Holdings Ltd.(a)                               1,431
     1,527    Lotte Confectionery Co. Ltd.(a)                                       2,358
   524,500    Marfrig Alimentos S.A.*                                               1,812
   745,400    Thai Union Frozen Products PCL(a)                                     1,405
   224,882    Tiger Brands Ltd.(a)                                                  6,871
   676,000    Universal Robina Corp.(a)                                             1,992
                                                                               ----------
                                                                                   17,370
                                                                               ----------
              PERSONAL PRODUCTS (1.0%)
   214,700    Natura Cosmeticos S.A.                                                5,066
   154,735    Oriflame Cosmetics S.A. Swedish Depository Receipts(a)                5,121
                                                                               ----------
                                                                                   10,187
                                                                               ----------
              SOFT DRINKS (0.2%)
     1,152    Lotte Chilsung Beverage Co. Ltd.(a)                                   1,530
                                                                               ----------
              TOBACCO (1.5%)
   121,960    Eastern Tobacco(a)                                                    1,706
   109,425    KT&G Corp.(a)                                                         7,682
   475,100    Souza Cruz S.A.                                                       6,400
                                                                               ----------
                                                                                   15,788
                                                                               ----------
              Total Consumer Staples                                               56,108
                                                                               ----------
              ENERGY (9.4%)
              -------------
              INTEGRATED OIL & GAS (2.1%)
   540,250    Gazprom OAO ADR*                                                      4,090

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  19

================================================================================

-----------------------------------------------------------------------------------------
                                                                                   MARKET
NUMBER                                                                              VALUE
OF SHARES     SECURITY                                                              (000)
-----------------------------------------------------------------------------------------
   718,179    Gazprom OAO ADR*(a)                                              $    5,403
   162,320    Lukoil OAO ADR                                                        9,504
   185,700    YPF S.A. ADR                                                          2,674
                                                                               ----------
                                                                                   21,671
                                                                               ----------
              OIL & GAS DRILLING (1.0%)
   253,593    Eurasia Drilling Co. Ltd. GDR(a)                                     10,409
                                                                               ----------
              OIL & GAS EQUIPMENT & SERVICES (1.3%)
 1,904,000    Anton Oilfield Services Group(a)                                      1,638
 1,475,700    SapuraKencana Petroleum Bhd.(a)                                       2,142
   811,156    TMK OAO GDR(a)                                                        8,868
                                                                               ----------
                                                                                   12,648
                                                                               ----------
              OIL & GAS EXPLORATION & PRODUCTION (5.0%)
 3,773,000    CNOOC Ltd.(a)                                                         6,625
 2,088,000    Kunlun Energy Co. Ltd.(a)                                             3,978
   128,966    NovaTek OAO GDR(a)                                                   14,332
 1,220,500    Pacific Rubiales Energy Corp.                                        25,781
                                                                               ----------
                                                                                   50,716
                                                                               ----------
              Total Energy                                                         95,444
                                                                               ----------
              FINANCIALS (23.8%)
              ------------------
              DIVERSIFIED BANKS (20.4%)
29,248,000    Agricultural Bank of China Ltd. "H"(a)                               13,567
 1,017,100    Alliance Financial Group Berhad(a)                                    1,631
   124,630    Banco Bradesco S.A.                                                   2,077
   559,780    Banco Bradesco S.A. ADR                                               9,029
 1,059,600    Banco do Brasil S.A.                                                 12,447
   105,170    Banco Latinoamericano de Exportaciones S.A. "E"                       2,411
   388,210    Banco Santander Brasil S.A. ADR                                       2,768
   174,400    Bancolombia S.A. ADR                                                 10,098
 1,236,400    BIMB Holdings Berhad(a)                                               1,589
16,743,000    China Construction Bank Corp. "H"(a)                                 13,555
   895,798    Commercial International Bank GDR(a)                                  4,470
    27,500    Credicorp Ltd.                                                        3,785
 1,819,000    East West Banking Corp.*(a)                                           1,500
   149,000    Erste Group Bank AG(a)                                                4,728
 1,203,800    Grupo Financiero Banorte S.A. "O"                                     7,696
    76,790    Hana Financial Group, Inc.(a)                                         2,567
   383,800    ICICI Bank Ltd. ADR                                                  17,259
    85,500    KB Financial Group, Inc.(a)                                           2,772
   363,047    OTP Bank plc(a)                                                       7,706
 7,325,500    PT Bank Mandiri (Persero) Tbk(a)                                      7,269
12,170,500    PT Bank Pembangunan Daerah Jawa Barat Dan Banten Tbk(a)               1,516

================================================================================

20  | USAA EMERGING MARKETS FUND

================================================================================

-----------------------------------------------------------------------------------------
                                                                                   MARKET
NUMBER                                                                              VALUE
OF SHARES     SECURITY                                                              (000)
-----------------------------------------------------------------------------------------
15,026,500    PT Bank Rakyat Indonesia (Persero) Tbk(a)                        $   13,620
 7,809,705    Sberbank of Russia(a)                                                24,048
   185,200    Sberbank of Russia ADR*                                               2,267
   328,850    Shinhan Financial Group Co. Ltd.(a)                                  11,729
 1,173,086    Standard Bank Group Ltd.(a)                                          12,977
   473,300    Turkiye Garanti Bankasi A.S.(a)                                       2,429
 2,843,092    Turkiye Is Bankasi "C"(a)                                            10,469
   207,500    Turkiye Vakiflar Bankasi T.A.O. "D"(a)                                  653
                                                                               ----------
                                                                                  208,632
                                                                               ----------
              LIFE & HEALTH INSURANCE (1.7%)
   917,940    Hanwha Life Insurance Co. Ltd.(a)                                     5,636
 1,552,500    Ping An Insurance (Group) Co. of China Ltd. "H"(a)                   11,389
                                                                               ----------
                                                                                   17,025
                                                                               ----------
              MULTI-SECTOR HOLDINGS (0.4%)
 3,546,000    First Pacific Co. Ltd.(a)                                             4,664
                                                                               ----------
              REITs - DIVERSIFIED (0.4%)
   592,100    Fibra Uno Administracion S.A.                                         2,055
   769,280    Macquarie Mexico Real Estate Management S.A de C.V.                   1,907
                                                                               ----------
                                                                                    3,962
                                                                               ----------
              REITS - RESIDENTIAL (0.8%)
 4,959,069    Emlak Konut Gayrimenkul Yatirim Ortakligi A.S.(a)                     8,122
                                                                               ----------
              SPECIALIZED FINANCE (0.1%)
   251,000    Chailease Holding Co. Ltd.(a)                                           752
                                                                               ----------
              Total Financials                                                    243,157
                                                                               ----------
              HEALTH CARE (2.0%)
              ------------------
              HEALTH CARE DISTRIBUTORS (0.1%)
 1,283,700    Selcuk Ecza Deposu Ticaret ve Sanayi A.S.(a)                          1,487
                                                                               ----------
              HEALTH CARE EQUIPMENT (0.2%)
    87,581    Huvitz Co. Ltd.(a)                                                    1,627
                                                                               ----------
              HEALTH CARE SUPPLIES (0.5%)
   110,000    Ginko International Co. Ltd.(a)                                       1,858
    60,860    Suheung Capsule Co. Ltd.(a)                                           1,542
   679,500    Top Glove Corp. Bhd(a)                                                1,397
                                                                               ----------
                                                                                    4,797
                                                                               ----------
              MANAGED HEALTH CARE (0.1%)
   141,400    Qualicorp S.A.*                                                       1,251
                                                                               ----------
              PHARMACEUTICALS (1.1%)
 4,980,700    Genomma Lab Internacional S.A. "B"*                                  10,563

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  21

================================================================================

-----------------------------------------------------------------------------------------
                                                                                   MARKET
NUMBER                                                                              VALUE
OF SHARES     SECURITY                                                              (000)
-----------------------------------------------------------------------------------------
   149,600    Haw Par Corp. Ltd.(a)                                            $      887
                                                                               ----------
                                                                                   11,450
                                                                               ----------
              Total Health Care                                                    20,612
                                                                               ----------
              INDUSTRIALS (10.1%)
              -------------------
              AEROSPACE & DEFENSE (1.2%)
 1,385,104    Aselsan Elektronik Sanayi Ve Ticaret A.S.(a)                          7,267
   138,050    Embraer S.A. ADR                                                      5,007
                                                                               ----------
                                                                                   12,274
                                                                               ----------
              AIR FREIGHT & LOGISTICS (0.1%)
 5,214,000    Sinotrans Ltd. "H", acquired 8/18/2008 - 4/23/2012;
                cost $965(a),(b)                                                    1,051
                                                                               ----------
              AIRLINES (0.2%)
 7,024,922    Air Arabia PJSC(a)                                                    2,119
                                                                               ----------
              BUILDING PRODUCTS (0.2%)
 7,130,000    PT Arwana Citramulia Tbk(a)                                           2,473
                                                                               ----------
              COMMERCIAL PRINTING (0.1%)
    68,400    Valid Solucoes e Servicos de Seguranca em Meios de
                 Pagamento e Identificacao S.A.                                     1,164
                                                                               ----------
              CONSTRUCTION & ENGINEERING (2.8%)
 8,321,000    China State Construction International Holdings Ltd.(a)              13,304
   794,000    CTCI Corp.(a)                                                         1,628
 4,217,600    EEI Corp.(a)                                                          1,524
 1,094,100    Gamuda Berhad(a)                                                      1,678
   118,212    Orascom Construction Industries*(a)                                   4,000
 7,599,500    PT Wijaya Karya (Persero) Tbk(a)                                      2,182
    17,791    Samsung Engineering Co. Ltd.(a)                                       1,503
    79,075    Wilson Bayly Holmes-Ovcon Ltd.(a)                                     1,227
 2,246,000    Yoma Strategic Holdings Ltd.*(a)                                      1,501
                                                                               ----------
                                                                                   28,547
                                                                               ----------
              CONSTRUCTION & FARM MACHINERY & HEAVY TRUCKS (1.5%)
    56,100    China Yuchai International Ltd.                                         920
 2,992,500    PT United Tractors Tbk(a)                                             4,956
 9,481,200    Zoomlion Heavy Industry Science and Technology Co. Ltd. "H"(a)        9,079
                                                                               ----------
                                                                                   14,955
                                                                               ----------
              DIVERSIFIED SUPPORT SERVICES (0.1%)
    30,403    Kepco Plant Service & Engineering Co. Ltd.(a)                         1,525
                                                                               ----------
              ELECTRICAL COMPONENTS & EQUIPMENT (0.7%)
 2,341,000    Teco Electric & Machinery Co. Ltd.(a)                                 2,497
 1,470,000    Zhuzhou CSR Times Electric Co. Ltd. "H"(a)                            4,471
                                                                               ----------
                                                                                    6,968
                                                                               ----------

================================================================================

22  | USAA EMERGING MARKETS FUND

================================================================================

-----------------------------------------------------------------------------------------
                                                                                   MARKET
NUMBER                                                                              VALUE
OF SHARES     SECURITY                                                              (000)
-----------------------------------------------------------------------------------------
              INDUSTRIAL CONGLOMERATES (1.3%)
   451,474    Akfen Holding A.S.*(a)                                           $    1,256
   369,800    Koc Holding A.S. ADR                                                 10,539
   885,738    Turk Sise ve Cam Fabrikalari A.S.(a)                                  1,501
                                                                               ----------
                                                                                   13,296
                                                                               ----------
              INDUSTRIAL MACHINERY (0.2%)
 1,192,000    CIMC Enric Holdings Ltd.(a)                                           1,623
                                                                               ----------
              RAILROADS (1.3%)
   855,491    Globaltrans Investment plc GDR(a)                                    13,052
                                                                               ----------
              SECURITY & ALARM SERVICES (0.2%)
    27,653    S-1 Corp.(a)                                                          1,589
                                                                               ----------
              TRUCKING (0.2%)
12,329,000    PT Express Transindo Utama Tbk*(a)                                    1,938
                                                                               ----------
              Total Industrials                                                   102,574
                                                                               ----------
              INFORMATION TECHNOLOGY (14.7%)
              ------------------------------
              APPLICATION SOFTWARE (0.3%)
   219,700    AsiaInfo-Linkage, Inc.*                                               2,546
                                                                               ----------
              COMMUNICATIONS EQUIPMENT (1.2%)
 2,093,500    AAC Technologies Holdings, Inc.(a)                                   11,945
                                                                               ----------
              COMPUTER HARDWARE (0.2%)
 3,914,000    Compal Electronics, Inc.(a)                                           2,392
                                                                               ----------
              COMPUTER STORAGE & PERIPHERALS (1.1%)
 2,012,000    Catcher Technology Co. Ltd.(a)                                       11,242
                                                                               ----------
              DATA PROCESSING & OUTSOURCED SERVICES (1.4%)
   441,680    Cielo S.A. ADR                                                       11,166
    94,574    Kginicis Co. Ltd.(a)                                                  1,462
 3,413,200    My E.G. Services Bhd(a)                                               1,483
                                                                               ----------
                                                                                   14,111
                                                                               ----------
              ELECTRONIC EQUIPMENT & INSTRUMENTS (1.5%)
   550,000    Chroma Ate, Inc.(a)                                                   1,136
    77,087    Suprema, Inc.*(a)                                                     1,593
   661,000    TPK Holding Co. Ltd.(a)                                              13,042
                                                                               ----------
                                                                                   15,771
                                                                               ----------
              ELECTRONIC MANUFACTURING SERVICES (1.0%)
   774,300    Flextronics International Ltd.*                                       5,776
   984,369    Hon Hai Precision Industry Co. Ltd. GDR "S"(a)                        4,906
                                                                               ----------
                                                                                   10,682
                                                                               ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  23

================================================================================

-----------------------------------------------------------------------------------------
                                                                                   MARKET
NUMBER                                                                              VALUE
OF SHARES     SECURITY                                                              (000)
-----------------------------------------------------------------------------------------
              HOME ENTERTAINMENT SOFTWARE (0.2%)
    14,669    Gamevil, Inc.*(a)                                                $    1,558
                                                                               ----------
              INTERNET SOFTWARE & SERVICES (3.6%)
   144,209    Baidu, Inc. ADR*                                                     13,936
    32,186    NHN Corp.(a)                                                          8,663
   541,120    Yandex N.V. "A"*                                                     14,697
                                                                               ----------
                                                                                   37,296
                                                                               ----------
              IT CONSULTING & OTHER SERVICES (0.1%)
   412,573    Sonda S.A.                                                            1,322
                                                                               ----------
              SEMICONDUCTORS (4.1%)
    21,713    Samsung Electronics Co. Ltd.(a)                                      29,281
   650,300    Taiwan Semiconductor Manufacturing Co. Ltd. ADR                      12,135
                                                                               ----------
                                                                                   41,416
                                                                               ----------
              Total Information Technology                                        150,281
                                                                               ----------
              MATERIALS (6.0%)
              ----------------
              COMMODITY CHEMICALS (0.2%)
    99,600    Saudi Basic Ind HSBC(a),(c)                                           2,477
                                                                               ----------
              CONSTRUCTION MATERIALS (0.5%)
   277,825    Cemex S.A. de C.V. ADR*                                               3,195
   271,645    Cimsa Cimento Sanayi ve Ticaret A.S.(a)                               1,921
                                                                               ----------
                                                                                    5,116
                                                                               ----------
              DIVERSIFIED METALS & MINING (2.2%)
   570,685    Exxaro Resources Ltd.(a)                                              8,973
   306,000    Freeport-McMoRan Copper & Gold, Inc.                                  9,501
 1,095,700    Grupo Mexico S.A.B. de C.V. "B"                                       3,627
                                                                               ----------
                                                                                   22,101
                                                                               ----------
              FERTILIZERS & AGRICULTURAL CHEMICALS (0.4%)
   119,966    Uralkali GDR(a)                                                       4,330
                                                                               ----------
              FOREST PRODUCTS (0.1%)
   204,380    Duratex S.A.                                                          1,387
                                                                               ----------
              INDUSTRIAL GASES (0.4%)
 4,073,800    Yingde Gases Group Co.(a)                                             4,379
                                                                               ----------
              METAL & GLASS CONTAINERS (0.5%)
 1,860,000    CPMC Holdings Ltd.(a)                                                 1,427
   394,513    Nampak Ltd.(a)                                                        1,369
   756,000    Taiwan Hon Chuan Enterprise Co. Ltd.(a)                               1,956
                                                                               ----------
                                                                                    4,752
                                                                               ----------

================================================================================

24  | USAA EMERGING MARKETS FUND

================================================================================

-----------------------------------------------------------------------------------------
                                                                                   MARKET
NUMBER                                                                              VALUE
OF SHARES     SECURITY                                                              (000)
-----------------------------------------------------------------------------------------
              PAPER PACKAGING (0.1%)
 2,142,000    Greatview Aseptic Packaging Co. Ltd.(a)                          $    1,330
                                                                               ----------
              STEEL (1.6%)
    14,194    POSCO(a)                                                              4,031
   577,600    STP & I PCL(a)                                                        1,769
   121,430    Ternium S.A. ADR                                                      2,829
   530,300    Vale S.A. ADR                                                         7,149
                                                                               ----------
                                                                                   15,778
                                                                               ----------
              Total Materials                                                      61,650
                                                                               ----------
              TELECOMMUNICATION SERVICES (6.5%)
              ---------------------------------
              INTEGRATED TELECOMMUNICATION SERVICES (1.2%)
 1,143,800    Magyar Telekom Telecommunications plc(a)                              1,807
   163,100    PT Telekomunikasi Indonesia (Persero) Tbk ADR                         7,372
   235,530    Telefonica Czech Republic A.S.(a)                                     3,428
                                                                               ----------
                                                                                   12,607
                                                                               ----------
              WIRELESS TELECOMMUNICATION SERVICES (5.3%)
   333,320    America Movil S.A.B. de C.V. ADR "L"                                  6,636
   382,100    China Mobile Ltd.(a)                                                  3,982
   144,670    China Mobile Ltd. ADR                                                 7,494
    27,243    MegaFon OAO GDR*(a),(d)                                                 852
   168,663    MegaFon OAO GDR*(a),(d)                                               5,274
   510,100    Mobile TeleSystems ADR                                                9,830
   126,000    MTN Group Ltd.(a)                                                     2,285
    85,080    Philippine Long Distance Telephone Co. ADR                            6,124
   286,200    TIM Participacoes S.A. ADR                                            5,484
   403,800    Turkcell Iletisim Hizmetleri A.S. ADR*                                6,206
                                                                               ----------
                                                                                   54,167
                                                                               ----------
              Total Telecommunication Services                                     66,774
                                                                               ----------
              UTILITIES (0.5%)
              ----------------
              ELECTRIC UTILITIES (0.4%)
   184,400    Companhia Paranaense de Energia ADR                                   2,871
 1,055,420    RusHydro Management Co. ADR*                                          1,510
                                                                               ----------
                                                                                    4,381
                                                                               ----------
              GAS UTILITIES (0.1%)
   123,255    Aygaz A.S.(a)                                                           693
                                                                               ----------
              Total Utilities                                                       5,074
                                                                               ----------
              Total Common Stocks (cost: $873,390)                                924,473
                                                                               ----------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  25

================================================================================

-----------------------------------------------------------------------------------------
                                                                                   MARKET
NUMBER                                                                              VALUE
OF SHARES     SECURITY                                                              (000)
-----------------------------------------------------------------------------------------
              PREFERRED STOCKS (3.3%)

              CONSUMER DISCRETIONARY (0.5%)
              -----------------------------
              AUTOMOBILE MANUFACTURERS (0.5%)
    65,060    Hyundai Motor Co. Ltd.(a)                                        $    5,294
                                                                               ----------
              Total Consumer Discretionary                                          5,294
                                                                               ----------
              ENERGY (1.6%)
              -------------
              INTEGRATED OIL & GAS (1.6%)
   858,800    Petroleo Brasileiro S.A. ADR                                         16,008
                                                                               ----------
              Total Energy                                                         16,008
                                                                               ----------
              INDUSTRIALS (0.9%)
              ------------------
              CONSTRUCTION & FARM MACHINERY & HEAVY TRUCKS (0.9%)
 1,532,100    Marcopolo S.A.                                                        9,535
                                                                               ----------
              Total Industrials                                                     9,535
                                                                               ----------
              TELECOMMUNICATION SERVICES (0.3%)
              ---------------------------------
              INTEGRATED TELECOMMUNICATION SERVICES (0.3%)
   133,000    Telefonica Brasil S.A. ADR                                            3,286
                                                                               ----------
              Total Telecommunication Services                                      3,286
                                                                               ----------
              Total Preferred Stocks (cost: $37,015)                               34,123
                                                                               ----------

              EXCHANGE-TRADED FUNDS (1.0%)
   593,515    WisdomTree India Earnings Fund                                       10,470
                                                                               ----------
              Total Exchange-Traded Funds (cost: $10,942)                          10,470
                                                                               ----------

              WARRANTS (0.5%)

              TELECOMMUNICATION SERVICES (0.5%)
              ---------------------------------
              WIRELESS TELECOMMUNICATION SERVICES (0.5%)
   210,980    Etihad Etisalat HSBC*(a),(c)                                          4,487
                                                                               ----------
              Total Telecommunication Services                                      4,487
                                                                               ----------
              Total Warrants (cost: $3,853)                                         4,487
                                                                               ----------
              Total Equity Securities (cost: $925,200)                            973,553
                                                                               ----------
              MONEY MARKET INSTRUMENTS (4.5%)

              MONEY MARKET FUNDS (4.5%)
46,235,586    State Street Institutional Liquid Reserve Fund, 0.09%(e)             46,235
                                                                               ----------
              Total Money Market Instruments (cost: $46,235)                       46,235
                                                                               ----------

              TOTAL INVESTMENTS (COST: $971,435)                               $1,019,788
                                                                               ==========

================================================================================

26  | USAA EMERGING MARKETS FUND

================================================================================

----------------------------------------------------------------------------------------------------
($ IN 000s)                                     VALUATION HIERARCHY
----------------------------------------------------------------------------------------------------
                                         (LEVEL 1)           (LEVEL 2)      (LEVEL 3)
                                     QUOTED PRICES   OTHER SIGNIFICANT    SIGNIFICANT
                                 IN ACTIVE MARKETS          OBSERVABLE   UNOBSERVABLE
ASSETS                        FOR IDENTICAL ASSETS              INPUTS         INPUTS          TOTAL
----------------------------------------------------------------------------------------------------
Equity Securities:
  Common Stocks                           $344,699            $579,774             $-     $  924,473
  Preferred Stocks                          28,829               5,294              -         34,123
  Exchange-Traded Funds                     10,470                   -              -         10,470
  Warrants                                       -               4,487              -          4,487

Money Market Instruments:
  Money Market Funds                        46,235                   -              -         46,235
----------------------------------------------------------------------------------------------------
Total                                     $430,233            $589,555             $-     $1,019,788
----------------------------------------------------------------------------------------------------

For the period of June 1, 2012, through May 31, 2013, common stocks with a fair value of $129,334,000 and a preferred stock with a fair value of $1,619,000 were transferred from Level 1 to Level 2. Due to an assessment of events at the end of the reporting period, these securities had adjustments to their foreign market closing prices to reflect changes in value that occurred after the close of foreign markets and prior to the close of the U.S. securities markets. The Fund's policy is to recognize any transfers into and out of the levels as of the beginning of the period in which the event or circumstance that caused the transfer occurred.

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  27

================================================================================

NOTES TO PORTFOLIO OF INVESTMENTS

May 31, 2013

--------------------------------------------------------------------------------

o   GENERAL NOTES

    Market values of securities are determined by procedures and practices discussed in Note 1 to the financial statements.

    The portfolio of investments category percentages shown represent the percentages of the investments to net assets, and, in total, may not equal 100%. A category percentage of 0.0% represents less than 0.1% of net assets.

    The Fund may rely on certain Securities and Exchange Commission (SEC) exemptive orders or rules that permit funds meeting various conditions to invest in an exchange-traded fund (ETF) in amounts exceeding limits set forth in the Investment Company Act of 1940, as amended, that would otherwise be applicable.

o   CATEGORIES AND DEFINITIONS

    WARRANTS -- entitle the holder to buy a proportionate amount of common stock at a specified price for a stated period.

o   PORTFOLIO ABBREVIATION(S) AND DESCRIPTION(S)

    ADR American depositary receipts are receipts issued by a U.S. bank evidencing ownership of foreign shares. Dividends are paid in U.S. dollars.

    GDR Global depositary receipts are receipts issued by a U.S. or foreign bank evidencing ownership of foreign shares. Dividends are paid in U.S. dollars.

================================================================================

28  | USAA EMERGING MARKETS FUND

================================================================================

o   SPECIFIC NOTES

    (a) Security was fair valued at May 31, 2013, by USAA Asset Management Company (the Manager) in accordance with valuation procedures approved by the Board of Trustees (the Board). The total value of all such securities was $589,555,000, which represented 57.7% of net assets of the fund.

    (b) Security deemed illiquid by the Manager, under liquidity guidelines approved by the Board. The aggregate market value of these securities at May 31, 2013, was $1,051,000, which represented 0.1% of the Fund's net assets.

    (c) Represents the underlying security of a participatory note with HSBC Bank Plc.

    (d) Restricted security that is not registered under the Securities Act of 1933. A resale of this security in the United States may occur in an exempt transaction to a qualified institutional buyer as defined by Rule 144A, and as such has been deemed liquid by the Manager under liquidity guidelines approved by the Board, unless otherwise noted as illiquid.

    (e) Rate represents the money market fund annualized seven-day yield at May 31, 2013.

      *   Non-income-producing security.

See accompanying notes to financial statements.

================================================================================

                                         NOTES TO PORTFOLIO OF INVESTMENTS |  29

================================================================================

STATEMENT OF ASSETS AND LIABILITIES (IN THOUSANDS)

May 31, 2013

--------------------------------------------------------------------------------

ASSETS
  Investments in securities, at market value (cost of $971,435)           $1,019,788
  Cash                                                                           756
  Cash denominated in foreign currencies (identified cost of $1,123)           1,095
  Receivables:
    Capital shares sold:
      Affiliated transactions (Note 7)                                            74
      Nonaffiliated transactions                                                 968
  USAA Transfer Agency Company (Note 6E)                                           7
  Dividends and interest                                                       4,838
  Securities sold                                                              2,716
                                                                          ----------
        Total assets                                                       1,030,242
                                                                          ----------
LIABILITIES
  Payables:
    Securities purchased                                                       5,814
    Capital shares redeemed                                                      531
  Unrealized depreciation on foreign currency contracts held, at value            10
  Accrued management fees                                                        847
  Accrued transfer agent's fees                                                   40
  Other accrued expenses and payables                                            901
                                                                          ----------
        Total liabilities                                                      8,143
                                                                          ----------
          Net assets applicable to capital shares outstanding             $1,022,099
                                                                          ==========
NET ASSETS CONSIST OF:
  Paid-in capital                                                         $1,054,544
  Accumulated undistributed net investment income                              7,253
  Accumulated net realized loss on investments                               (87,986)
  Net unrealized appreciation of investments                                  48,353
  Net unrealized depreciation of foreign currency translations                   (65)
                                                                          ----------
          Net assets applicable to capital shares outstanding             $1,022,099
                                                                          ==========
  Net asset value, redemption price, and offering price per share:
    Fund Shares (net assets of $476,735/27,340 shares outstanding)        $    17.44
                                                                          ==========
    Institutional Shares (net assets of $540,580/31,053
      shares outstanding)                                                 $    17.41
                                                                          ==========
    Adviser Shares (net assets of $4,784/276 shares outstanding)          $    17.35
                                                                          ==========

See accompanying notes to financial statements.

================================================================================

30  | USAA EMERGING MARKETS FUND

================================================================================

STATEMENT OF OPERATIONS (IN THOUSANDS)

Year ended May 31, 2013

--------------------------------------------------------------------------------

INVESTMENT INCOME
  Dividends (net of foreign taxes withheld of $3,237)                  $ 25,026
  Interest                                                                  125
                                                                       --------
      Total income                                                       25,151
                                                                       --------
EXPENSES
  Management fees                                                         9,443
  Administration and servicing fees:
    Fund Shares                                                             871
    Institutional Shares                                                    402
    Adviser Shares                                                            7
  Transfer agent's fees:
    Fund Shares                                                           2,049
    Institutional Shares                                                    402
  Distribution and service fees (Note 6F):
    Adviser Shares                                                           12
  Custody and accounting fees:
    Fund Shares                                                             512
    Institutional Shares                                                    360
    Adviser Shares                                                            4
  Postage:
    Fund Shares                                                              78
    Institutional Shares                                                      5
  Shareholder reporting fees:
    Fund Shares                                                              77
    Institutional Shares                                                      5
  Trustees' fees                                                             11
  Registration fees:
    Fund Shares                                                              32
    Institutional Shares                                                     41
    Adviser Shares                                                           27
  Professional fees                                                         149
  Other                                                                      21
                                                                       --------
      Total expenses                                                     14,508
  Expenses paid indirectly:
    Fund Shares                                                              (1)
  Expenses reimbursed:
    Adviser Shares                                                           (2)
                                                                       --------
      Net expenses                                                       14,505
                                                                       --------
NET INVESTMENT INCOME                                                    10,646
                                                                       --------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND
FOREIGN CURRENCY
  Net realized loss on:
    Investments (net of foreign taxes withheld of $233)                 (49,302)
    Foreign currency transactions                                          (509)
  Change in net unrealized appreciation/depreciation of:
    Investments                                                         160,927
    Foreign currency translations                                           565
                                                                       --------
      Net realized and unrealized gain                                  111,681
                                                                       --------
  Increase in net assets resulting from operations                     $122,327
                                                                       ========

See accompanying notes to financial statements.

================================================================================

                                                      FINANCIAL STATEMENTS |  31

================================================================================

STATEMENTS OF CHANGES IN NET ASSETS (IN THOUSANDS)

Years ended May 31,

--------------------------------------------------------------------------------

                                                                   2013             2012
----------------------------------------------------------------------------------------
FROM OPERATIONS
  Net investment income                                      $   10,646       $   10,204
  Net realized loss on investments                              (49,302)         (31,482)
  Net realized loss on foreign currency transactions               (509)          (1,236)
  Change in net unrealized appreciation/depreciation of:
    Investments                                                 160,927         (245,932)
    Foreign currency translations                                   565             (417)
                                                             ---------------------------
    Increase (decrease) in net assets resulting
      from operations                                           122,327         (268,863)
                                                             ---------------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income:
    Fund Shares                                                  (3,996)          (5,778)
    Institutional Shares                                         (6,476)          (2,202)
    Adviser Shares                                                  (28)             (20)
                                                             ---------------------------
      Total distributions of net investment income              (10,500)          (8,000)
                                                             ---------------------------
  Net realized gains:
    Fund Shares                                                       -          (22,083)
    Institutional Shares                                              -           (5,740)
    Adviser Shares                                                    -             (154)
                                                             ---------------------------
      Total distributions of net realized gains                       -          (27,977)
                                                             ---------------------------
    Distributions to shareholders                               (10,500)         (35,977)
                                                             ---------------------------
NET INCREASE IN NET ASSETS FROM CAPITAL
SHARE TRANSACTIONS (NOTE 5)
  Fund Shares                                                  (274,362)          93,668
  Institutional Shares                                          307,509           75,856
  Adviser Shares                                                     10                2
                                                             ---------------------------
    Total net increase in net assets from  capital
      share transactions                                         33,157          169,526
                                                             ---------------------------
  Capital contribution from USAA Transfer
      Agency Company: (Note 6E)
      Fund Shares                                                     3                5
      Institutional Shares                                            4                1
                                                             ---------------------------
  Net increase (decrease) in net assets                         144,991         (135,308)

NET ASSETS
  Beginning of year                                             877,108        1,012,416
                                                             ---------------------------
  End of year                                                $1,022,099       $  877,108
                                                             ===========================
Accumulated undistributed net investment income:
  End of year                                                $    7,253       $    6,132
                                                             ===========================

See accompanying notes to financial statements.

================================================================================

32  | USAA EMERGING MARKETS FUND

================================================================================

NOTES TO FINANCIAL STATEMENTS

May 31, 2013

--------------------------------------------------------------------------------

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

USAA MUTUAL FUNDS TRUST (the Trust), registered under the Investment Company Act of 1940, as amended (the 1940 Act), is an open-end management investment company organized as a Delaware statutory trust consisting of 50 separate funds. The information presented in this annual report pertains only to the USAA Emerging Markets Fund (the Fund), which is classified as diversified under the 1940 Act. The Fund's investment objective is capital appreciation. The Fund concentrates its investments in securities of companies in emerging market countries, which may have limited or developing capital markets. Such investments may involve greater risks than investments in developed markets, and political, social, or economic changes in these markets may cause the prices of such investments to be volatile.

The Fund has three classes of shares: Emerging Markets Fund Shares (Fund Shares), Emerging Markets Fund Institutional Shares (Institutional Shares), and Emerging Markets Fund Adviser Shares (Adviser Shares). Each class of shares has equal rights to assets and earnings, except that each class bears certain class-related expenses specific to the particular class. These expenses include administration and servicing fees, transfer agent fees, postage, shareholder reporting fees, distribution and service (12b-1) fees, and certain registration and custodian fees. Expenses not attributable to a specific class, income, and realized gains or losses on investments are allocated to each class of shares based on each class's relative net assets. Each class has exclusive voting rights on matters related solely to that class and separate voting rights on matters that relate to all classes. The Institutional Shares are available for investment through a USAA discretionary managed account program, and certain advisory programs sponsored by financial intermediaries, such as

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  33

================================================================================

brokerage firms, investment advisors, financial planners, third-party administrators, and insurance companies. Institutional Shares also are available to institutional investors, which include retirement plans, endowments, foundations, and bank trusts, as well as other persons or legal entities that the Fund may approve from time to time, or for purchase by a USAA Fund participating in a fund-of-funds investment strategy (USAA fund-of-funds) and not to the general public. The Adviser Shares permit investors to purchase shares through financial intermediaries, banks, broker-dealers, insurance companies, investment advisers, plan sponsors, and financial professionals that provide various administrative and distribution services.

A. SECURITY VALUATION -- The Trust's Board of Trustees (the Board) has established the Valuation Committee (the Committee), and subject to Board oversight, the Committee administers and oversees the Fund's valuation policies and procedures which are approved by the Board. Among other things, these policies and procedures allow the Fund to utilize independent pricing services, quotations from securities dealers, and a wide variety of sources and information to establish and adjust the fair value of securities as events occur and circumstances warrant.

    The Committee reports to the Board on a quarterly basis and makes recommendations to the Board as to pricing methodologies and services used by the Fund and presents additional information to the Board regarding application of the pricing and fair valuation policies and procedures during the preceding quarter.

    The Committee meets as often as necessary to make pricing and fair value determinations. In addition, the Committee holds regular monthly meetings to review prior actions taken by the Committee and USAA Asset Management Company (the Manager). Among other things, these monthly meetings include a review and analysis of back testing reports, pricing service quotation comparisons, illiquid securities and fair value determinations, pricing movements, and daily stale price monitoring.

================================================================================

34  | USAA EMERGING MARKETS FUND

================================================================================

    The value of each security is determined (as of the close of trading on the New York Stock Exchange (NYSE) on each business day the NYSE is open) as set forth below:

    1. Securities, including exchange-traded funds (ETFs), exchange-traded notes (ETNs), and equity-linked structured notes, except as otherwise noted, traded primarily on a domestic securities exchange or the Nasdaq over-the-counter markets, are valued at the last sales price or official closing price on the exchange or primary market on which they trade. Securities traded primarily on foreign securities exchanges or markets are valued at the last quoted sales price, or the most recently determined official closing price calculated according to local market convention, available at the time the Fund is valued. If no last sale or official closing price is reported or available, the average of the bid and asked prices generally is used.

    2. Securities trading in various foreign markets may take place on days when the NYSE is closed. Further, when the NYSE is open, the foreign markets may be closed. Therefore, the calculation of the Fund's net asset value (NAV) may not take place at the same time the prices of certain foreign securities held by the Fund are determined. In most cases, events affecting the values of foreign securities that occur between the time of their last quoted sales or official closing prices and the close of normal trading on the NYSE on a day the Fund's NAV is calculated will not be reflected in the value of the Fund's foreign securities. However, the Manager and the Fund's subadvisers, if applicable, will monitor for events that would materially affect the value of the Fund's foreign securities. The Fund's subadvisers have agreed to notify the Manager of significant events they identify that would materially affect the value of the Fund's foreign securities. If the Manager determines that a particular event would materially affect the value of the Fund's foreign securities, then the Manager, under valuation procedures approved by the Board, will consider such available information that it deems relevant to determine a fair value for the affected foreign securities. In

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  35

================================================================================

        addition, the Fund may use information from an external vendor or other sources to adjust the foreign market closing prices of foreign equity securities to reflect what the Fund believes to be the fair value of the securities as of the close of the NYSE. Fair valuation of affected foreign equity securities may occur frequently based on an assessment that events that occur on a fairly regular basis (such as U.S. market movements) are significant.

    3. Investments in open-end investment companies, hedge, or other funds, other than ETFs, are valued at their NAV at the end of each business day.

    4. Debt securities purchased with original or remaining maturities of 60 days or less may be valued at amortized cost, which approximates market value.

    5. Repurchase agreements are valued at cost, which approximates market value.

    6. Securities for which market quotations are not readily available or are considered unreliable, or whose values have been materially affected by events occurring after the close of their primary markets but before the pricing of the Fund, are valued in good faith at fair value, using methods determined by the Manager in consultation with the Fund's subadviser, if applicable, under valuation procedures approved by the Board. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund's NAV to be more reliable than it otherwise would be.

        Fair value methods used by the Manager include, but are not limited to, obtaining market quotations from secondary pricing services, broker-dealers, or widely used quotation systems. General factors considered in determining the fair value of

================================================================================

36  | USAA EMERGING MARKETS FUND

================================================================================

        securities include fundamental analytical data, the nature and duration of any restrictions on disposition of the securities, and an evaluation of the forces that influenced the market in which the securities are purchased and sold.

B. FAIR VALUE MEASUREMENTS -- Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The three-level valuation hierarchy disclosed in the portfolio of investments is based upon the transparency of inputs to the valuation of an asset or liability as of the measurement date. The three levels are defined as follows:

    Level 1 -- inputs to the valuation methodology are quoted prices (unadjusted) in active markets for identical securities.

    Level 2 -- inputs to the valuation methodology are other significant observable inputs, including quoted prices for similar securities, inputs that are observable for the securities, either directly or indirectly, and market-corroborated inputs such as market indices. Level 2 securities include certain common stocks and preferred stocks traded on foreign exchanges, whose fair values at the reporting date included an adjustment to reflect changes occurring subsequent to the close of trading in the foreign markets but prior to the close of trading in comparable U.S. securities markets. Level 2 securities also included warrants valued using market inputs and other observable factors deemed by the Manager to appropriately reflect fair value.

    Level 3 -- inputs to the valuation methodology are unobservable and significant to the fair value measurement, including the Manager's own assumptions in determining the fair value.

    The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

C. FEDERAL TAXES -- The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  37

================================================================================

    companies and to distribute substantially all of its income to its shareholders. Therefore, no federal income tax provision is required.

D. INVESTMENTS IN SECURITIES -- Security transactions are accounted for on the date the securities are purchased or sold (trade date). Gains or losses from sales of investment securities are computed on the identified cost basis. Dividend income, less foreign taxes, if any, is recorded on the ex-dividend date. If the ex-dividend date has passed, certain dividends from foreign securities are recorded upon notification. Interest income is recorded daily on the accrual basis. Discounts and premiums on short-term securities are amortized on a straight-line basis over the life of the respective securities.

E. FOREIGN CURRENCY TRANSLATIONS -- The Fund's assets may be invested in the securities of foreign issuers and may be traded in foreign currency. Since the Fund's accounting records are maintained in U.S. dollars, foreign currency amounts are translated into U.S. dollars on the following bases:

    1. Purchases and sales of securities, income, and expenses at the exchange rate obtained from an independent pricing service on the respective dates of such transactions.

    2. Market value of securities, other assets, and liabilities at the exchange rate obtained from an independent pricing service on a daily basis.

    The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

    Separately, net realized foreign currency gains/losses may arise from sales of foreign currency, currency gains/losses realized between the trade and settlement dates on security transactions, and from the difference between amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts received. At the end of the Fund's fiscal

================================================================================

38  | USAA EMERGING MARKETS FUND

================================================================================

    year, these net realized foreign currency gains/losses are reclassified from accumulated net realized gain/loss to accumulated undistributed net investment income on the statement of assets and liabilities as such amounts are treated as ordinary income/loss for tax purposes. Net unrealized foreign currency exchange gains/losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in the exchange rate.

F. EXPENSES PAID INDIRECTLY -- A portion of the brokerage commissions that the Fund pays may be recaptured as a credit that is tracked and used by the custodian to directly reduce expenses paid by the Fund. In addition, through arrangements with the Fund's custodian and other banks utilized by the Fund for cash management purposes, realized credits, if any, generated from cash balances in the Fund's bank accounts may be used to directly reduce the Fund's expenses. Effective January 1, 2013, the Fund's custodian suspended the bank credit arrangement. For the year ended May 31, 2013, brokerage commission recapture credits and custodian and other bank credits reduced the Fund's expenses by $1,000, and less than $500, respectively.

G. REDEMPTION FEES -- Adviser Shares held in the Fund less than 60 days are subject to a redemption fee equal to 1.00% of the proceeds of the redeemed or exchanged shares. All redemption fees paid will be accounted for by the Fund as an addition to paid in capital. For the year ended May 31, 2013, the Adviser Shares did not receive redemption fees.

H. INDEMNIFICATIONS -- Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties that provide general indemnifications. The Trust's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust expects the risk of loss to be remote.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  39

================================================================================

I. USE OF ESTIMATES -- The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.

(2) LINE OF CREDIT

The Fund participates in a joint, short-term, revolving, committed loan agreement of $500 million with USAA Capital Corporation (CAPCO), an affiliate of the Manager. The purpose of the agreement is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Subject to availability, the Fund may borrow from CAPCO an amount up to 5% of the Fund's total assets at a rate per annum equal to the rate at which CAPCO obtains funding in the capital markets, with no markup.

The USAA Funds that are party to the loan agreement are assessed facility fees by CAPCO in the amount of 7.0 basis points of the amount of the committed loan agreement. Prior to September 30, 2012, the Funds were assessed facility fees by CAPCO in the amount of 7.5 basis points of the amount of the committed loan agreement. The facility fees are allocated among the Funds based on their respective average net assets for the period.

For the year ended May 31, 2013, the Fund paid CAPCO facility fees of $6,000, which represents 1.7% of the total fees paid to CAPCO by the USAA Funds. The Fund had no borrowings under this agreement during the year ended May 31, 2013.

(3) DISTRIBUTIONS

The character of any distributions made during the year from net investment income or net realized gains is determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. Also, due to the timing of distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the Fund.

During the current fiscal year, permanent differences between book-basis and tax-basis accounting for passive foreign investment corporations,

================================================================================

40  | USAA EMERGING MARKETS FUND

================================================================================

foreign currency, foreign capital gain tax reclass and prior year adjustments resulted in reclassifications to the statement of assets and liabilities to increase accumulated undistributed net investment income and increase accumulated net realized losses on investments by $975,000. These reclassifications had no effect on net assets.

The tax character of distributions paid during the years ended May 31, 2013, and May 31, 2012, was as follows:

                                                     2013                2012
                                                  ------------------------------
Ordinary income*                                  $10,500,000        $ 8,000,000
Long-term realized capital gains                            -         27,977,000

* Includes distribution of short-term realized capital gains, if any, which are taxable as ordinary income.

As of May 31, 2013, the components of net assets representing distributable earnings on a tax basis were as follows:

Undistributed ordinary income                                      $  7,949,000
Accumulated capital and other losses                                (83,745,000)
Unrealized appreciation of investments                               43,411,000
Unrealized depreciation on foreign currency translations                (65,000)

The difference between book-basis and tax-basis unrealized appreciation of investments is attributable to the tax deferral of losses on wash sales, passive foreign investment corporation and the mark-to-market adjustments.

Distributions of net investment income and realized gains from security transactions not offset by capital losses are made annually in the succeeding fiscal year or as otherwise required to avoid the payment of federal taxes.

Under the Regulated Investment Company Modernization Act of 2010 (the Act), a fund is permitted to carry forward net capital losses indefinitely. Additionally, such capital losses that are carried forward will retain their character as short-term and or long-term capital losses. Post-enactment capital loss carryforwards must be used before pre-enactment capital loss carryforwards. As a result, pre-enactment capital loss carryforwards may be more likely to expire unused.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  41

================================================================================

At May 31, 2013, the Fund had a post-enactment short-term capital loss carryforwards of $21,648,000 and long-term capital loss carryforwards of $57,882,000, for federal income tax purposes. Net capital losses incurred after October 31, and within the taxable year are deemed to arise on the first business day of the Fund's next taxable year. For the year ended May 31, 2013, the fund deferred to June 1, 2013, post-October capital losses of $4,215,000. It is unlikely that the Board will authorize a distribution of capital gains realized in the future until the capital loss carryforwards have been used.

For the year ended May 31, 2013, the Fund did not incur any income tax, interest, or penalties, and has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions. On an ongoing basis the Manager will monitor its tax positions to determine if adjustments to this conclusion are necessary. The statute of limitations on the Fund's tax return filings generally remain open for the three preceding fiscal year-ends and remain subject to examination by the Internal Revenue Service and state taxing authorities.

(4) INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales/maturities of securities, excluding short-term securities, for the year ended May 31, 2013, were $1,411,180,000 and $1,390,454,000, respectively.

As of May 31, 2013, the cost of securities, including short-term securities, for federal income tax purposes, was $976,377,000.

Gross unrealized appreciation and depreciation of investments as of May 31, 2013, for federal income tax purposes, were $99,020,000 and $55,609,000, respectively, resulting in net unrealized appreciation of $43,411,000.

(5) CAPITAL SHARE TRANSACTIONS

At May 31, 2013, there were an unlimited number of shares of capital stock at no par value authorized for the Fund.

================================================================================

42  | USAA EMERGING MARKETS FUND

================================================================================

Capital share transactions for the Institutional Shares resulted from purchases and sales by the affiliated USAA fund-of-funds. Capital share transactions for all classes were as follows, in thousands:

                                         YEAR ENDED                   YEAR ENDED
                                          5/31/2013                    5/31/2012
---------------------------------------------------------------------------------------
                                    SHARES        AMOUNT         SHARES         AMOUNT
                                  -----------------------------------------------------
FUND SHARES:
Shares sold                         6,462       $ 110,285        12,127       $ 217,801
Shares issued from reinvested
  dividends                           221           3,838         1,696          27,252
Shares redeemed                   (22,764)       (388,485)       (8,464)       (151,385)
                                  -----------------------------------------------------
Net increase (decrease) from
  capital share transactions      (16,081)      $(274,362)        5,359        $ 93,668
                                  =====================================================
INSTITUTIONAL SHARES:
Shares sold                        21,520       $ 368,623         6,494       $ 113,051
Shares issued from
  reinvested dividends                373           6,476           496           7,940
Shares redeemed                    (3,922)        (67,590)       (2,495)        (45,135)
                                  -----------------------------------------------------
Net increase from capital
  share transactions               17,971       $ 307,509         4,495       $  75,856
                                  =====================================================
ADVISER SHARES:
Shares sold                             2       $      26             1       $      24
Shares issued from reinvested
  dividends                             -*              -*            -*              2
Shares redeemed                        (1)            (16)           (1)            (24)
                                  -----------------------------------------------------
Net increase from capital
  share transactions                    1       $      10             -*      $       2
                                  =====================================================

*Represents less than 500 shares or $500.

(6) TRANSACTIONS WITH MANAGER

A. MANAGEMENT FEES -- The Manager provides investment management services to the Fund pursuant to an Advisory Agreement. Under this agreement, the Manager is responsible for managing the business and affairs of the Fund, subject to the authority of and supervision by the Board. The Manager is authorized to select (with approval of the Board and without shareholder approval) one or more subadvisers to manage the actual day-to-day

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  43

================================================================================

    investment of the Fund's assets. The Manager monitors each subadviser's performance through quantitative and qualitative analysis, and periodically recommends to the Board as to whether each subadviser's agreement should be renewed, terminated, or modified. The Manager also is responsible for allocating assets to the subadvisers. The allocation for each subadviser can range from 0% to 100% of the Fund's assets, and the Manager can change the allocations without shareholder approval.

    The investment management fee for the Fund is composed of a base fee and a performance adjustment. The Fund's base fee is accrued daily and paid monthly at an annualized rate of 1.00% of the Fund's average net assets for the fiscal year.

    The performance adjustment is calculated separately for each share class on a monthly basis by comparing each class's performance to that of the Lipper Emerging Markets Funds Index over the performance period. The Lipper Emerging Markets Funds Index tracks the total return performance of the 30 largest funds in the Lipper Emerging Markets Funds category. The performance period for each class consists of the current month plus the previous 35 months. The performance adjustment for the Adviser Shares includes the performance of the Fund Shares for periods prior to August 1, 2010. The following table is utilized to determine the extent of the performance adjustment:

OVER/UNDER PERFORMANCE                ANNUAL ADJUSTMENT RATE
RELATIVE TO INDEX(1)                  AS A % OF THE FUND'S AVERAGE NET ASSETS(1)
--------------------------------------------------------------------------------
+/- 1.00% to 4.00%                    +/- 0.04%
+/- 4.01% to 7.00%                    +/- 0.05%
+/- 7.01% and greater                 +/- 0.06%

    (1)Based on the difference between average annual performance of the Fund and its relevant index, rounded to the nearest 0.01%. Average net assets are calculated over a rolling 36-month period.

    Each class's annual performance adjustment rate is multiplied by the average net assets of each respective class over the entire performance period, which is then multiplied by a fraction, the numerator of which

================================================================================

44  | USAA EMERGING MARKETS FUND

================================================================================

    is the number of days in the month and the denominator of which is 365 (366 in leap years). The resulting amount is the performance adjustment; a positive adjustment in the case of overperformance, or a negative adjustment in the case of underperformance.

    Under the performance fee arrangement, each class will pay a positive performance fee adjustment for a performance period whenever the class outperforms the Lipper Emerging Markets Funds Index over that period, even if the class had overall negative returns during the performance period.

    For the year ended May 31, 2013, the Fund incurred total management fees, paid or payable to the Manager, of $9,443,000, which included a performance adjustment for the Fund Shares, Institutional Shares, and Adviser Shares of ($341,000), ($86,000), and ($2,000), respectively. For the Fund Shares,
    Institutional Shares, and Adviser Shares, the performance adjustments were (0.06)%, (0.02)%, and (0.04)%, respectively.

B. SUBADVISORY ARRANGEMENT(S) -- The Manager has entered into investment subadvisory agreements with Brandes Investment Partners, L.P. (Brandes), Lazard Asset Management (Lazard), and Victory Capital Management Inc. (Victory), under which Brandes, Lazard, and Victory direct the investment and reinvestment of portions of the Fund's assets (as allocated from time to time by the Manager).

    The Manager (not the Fund) pays Brandes a subadvisory fee in the annual amount of 0.75% for assets up to $300 million; 0.70% for assets over $300 million up to $600 million; and 0.60% for assets over $600 million on the portion of the Fund's average net assets that Brandes manages. For the period October 16, 2012, through May 31, 2013, the Manager incurred subadvisory fees, paid or payable to Brandes, of $687,000.

    The Manager (not the Fund) pays Lazard a subadvisory fee in the annual amount of 0.75% for assets up to $200 million; 0.70% for assets over $200 million up to $400 million; 0.65% for assets over $400 million up to $600 million; and 0.60% for assets over $600

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  45

================================================================================

    million on the portion of the Fund's average net assets that Lazard manages. For the period October 16, 2012, through May 31, 2013, the Manager incurred subadvisory fees, paid or payable to Lazard, of $2,948,000.

    The Manager (not the Fund) pays Victory a subadvisory fee in the annual amount of 0.85% for assets up to $50 million; 0.75% for assets over $50 million up to $150 million; and 0.70% for assets over $150 million on the portion of the Fund's average net assets that Victory manages. For the period October 16, 2012, through May 31, 2013, the Manager incurred subadvisory fees, paid or payable to Victory, of $533,000.

    Effective October 15, 2012, the Manager terminated its investment subadvisory agreement with The Boston Company Asset Management, LLC (The Boston Company). For the year ended May 31, 2013, the Manager incurred subadvisory fees, paid or payable to The Boston Company, of $1,237,000.

    Effective October 15, 2012, the Manager terminated its investment subadvisory agreement with Batterymarch Financial Management, Inc. (Batterymarch). For the year ended May 31, 2013, the Manager incurred subadvisory fees, paid or payable to Batterymarch, of $1,315,000.

C. ADMINISTRATION AND SERVICING FEES -- The Manager provides certain administration and servicing functions for the Fund. For such services, the Manager receives a fee accrued daily and paid monthly at an annualized rate of 0.15% of average net assets of the Fund Shares and Adviser Shares, and 0.10% of average net assets of the Institutional Shares. For the year ended May 31, 2013, the Fund Shares, Institutional Shares, and Adviser Shares incurred administration and servicing fees, paid or payable to the Manager, of $871,000, $402,000, and $7,000, respectively.

    In addition to the services provided under its Administration and Servicing Agreement with the Fund, the Manager also provides certain compliance and legal services for the benefit of the Fund. The Board has approved the reimbursement of a portion of these

================================================================================

46  | USAA EMERGING MARKETS FUND

================================================================================

    expenses incurred by the Manager. For the year ended May 31, 2013, the Fund reimbursed the Manager $31,000 for these compliance and legal services. These expenses are included in the professional fees on the Fund's statement of operations.

D. EXPENSE LIMITATION -- The Manager has agreed, through October 1, 2013, to limit the annual expenses of the Adviser Shares to 2.00% of its average net assets, excluding extraordinary expenses and before reductions of any expenses paid indirectly, and will reimburse the Adviser Shares for all expenses in excess of that amount. This expense limitation arrangement may not be changed or terminated through October 1, 2013, without approval of the Board, and may be changed or terminated by the Manager at any time after that date. For the year ended May 31, 2013, the Adviser Shares incurred reimbursable expenses of $2,000, of which less than $500 was receivable from the Manager.

E. TRANSFER AGENT'S FEES -- USAA Transfer Agency Company, d/b/a USAA Shareholder Account Services (SAS), an affiliate of the Manager, provides transfer agent services to the Fund. Transfer agent's fees for both the Fund Shares and Adviser Shares are paid monthly based on an annual charge of $23 per shareholder account plus out-of-pocket expenses. The Fund Shares and Adviser Shares also pay SAS fees that are related to the administration and servicing of accounts that are traded on an omnibus basis. Transfer agent's fees for Institutional Shares are paid monthly based on a fee accrued daily at an annualized rate of 0.10% of the Institutional Shares' average net assets, plus out-of-pocket expenses. For the year ended May 31, 2013, the Fund Shares, Institutional Shares, and Adviser Shares incurred transfer agent's fees, paid or payable to SAS, of $2,049,000, $402,000, and less than $500, respectively. For the year ended May 31, 2013, the Fund Shares, Institutional Shares and Advisor Shares recorded capital contributions of $3,000, $4,000, and less than $500, respectively from SAS for adjustments related to corrections to shareholder accounts, which was recorded as a receivable at May 31, 2012.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  47

================================================================================

F. DISTRIBUTION AND SERVICE (12b-1) FEES -- The Fund has adopted a plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Adviser Shares. Under the plan, the Adviser Shares pay fees to USAA Investment Management Company, the distributor, for distribution and shareholder services. USAA Investment Management Company pays all or a portion of such fees to intermediaries that make the Adviser Shares available for investment by their customers. The fee is accrued daily and paid monthly at an annual rate of 0.25% of the Adviser Shares average net assets. Adviser Shares are offered and sold without imposition of an initial sales charge or a contingent deferred sales charge. For the year ended May 31, 2013, the Adviser Shares incurred distribution and service (12b-1) fees of $12,000.

G. UNDERWRITING SERVICES -- USAA Investment Management Company provides exclusive underwriting and distribution of the Fund's shares on a continuing best-efforts basis and receives no commissions or fees for this service.

(7) TRANSACTIONS WITH AFFILIATES

The Fund's Institutional Shares is one of 14 USAA mutual funds in which the affiliated USAA fund-of-funds may invest. The USAA fund-of-funds do not invest in the underlying funds for the purpose of exercising management or control. As of May 31, 2013, the Fund recorded a receivable for capital shares sold of $74,000 for the USAA fund-of-funds' purchases of Institutional Shares. As of May 31, 2013, the USAA fund-of-funds owned the following percentages of the total outstanding shares of the Fund:

AFFILIATED USAA FUND                                                 OWNERSHIP %
--------------------------------------------------------------------------------
USAA Cornerstone Conservative Fund                                      0.1
USAA Cornerstone Equity Fund                                            0.4
USAA Target Retirement Income Fund                                      1.0
USAA Target Retirement 2020 Fund                                        2.4
USAA Target Retirement 2030 Fund                                        5.7
USAA Target Retirement 2040 Fund                                        7.4
USAA Target Retirement 2050 Fund                                        4.4

================================================================================

48  | USAA EMERGING MARKETS FUND

================================================================================

The Manager is indirectly wholly owned by United Services Automobile Association
(USAA), a large, diversified financial services institution. At May 31, 2013, USAA and its affiliates owned 271,000 Adviser Shares which represents 98.4% of the Adviser Shares and 0.5% of the Fund.

Certain trustees and officers of the Fund are also directors, officers, and/or employees of the Manager. None of the affiliated trustees or Fund officers received any compensation from the Fund.

(8) NEW ACCOUNTING PRONOUNCEMENTS

OFFSETTING ASSETS AND LIABILITIES -- In December 2011, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2011-11, Balance Sheet (Topic 210): Disclosures about Offsetting Assets and Liabilities. The amendments in the ASU enhance disclosures about offsetting of financial assets and liabilities to enable investors to understand the effect of these arrangements on a fund's financial position. In January 2013, FASB issued ASU No. 2013-01, Balance Sheet (Topic 210): Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities. The amendments in ASU No. 2013-01 clarify the scope of disclosures required by ASU No. 2011-11. These ASUs are effective for annual periods beginning on or after January 1, 2013, and interim periods within those annual periods. The Fund believes the adoption of these ASUs will not have a material impact on its financial statement disclosures.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  49

================================================================================

(9) FINANCIAL HIGHLIGHTS -- FUND SHARES

Per share operating performance for a share outstanding throughout each period is as follows:

                                                      YEAR ENDED MAY 31,
                             ------------------------------------------------------------------
                                 2013           2012          2011          2010           2009
                             ------------------------------------------------------------------
Net asset value at
  beginning of period        $  15.45       $  21.57      $  17.20      $  14.41       $  24.47
                             ------------------------------------------------------------------
Income (loss) from
  investment operations:
  Net investment income           .17(e)         .15           .13           .11            .23
  Net realized and
    unrealized gain (loss)       1.96(e)       (5.57)         4.37          2.79          (9.15)
                             ------------------------------------------------------------------
Total from investment
  operations                     2.13(e)       (5.42)         4.50          2.90          (8.92)
                             ------------------------------------------------------------------
Less distributions from:
  Net investment income          (.14)          (.14)         (.13)         (.11)          (.20)
  Realized capital gains            -           (.56)            -             -           (.94)
                             ------------------------------------------------------------------
Total distributions              (.14)          (.70)         (.13)         (.11)         (1.14)
                             ------------------------------------------------------------------
Net asset value at
  end of period              $  17.44       $  15.45      $  21.57      $  17.20       $  14.41
                             ==================================================================
Total return (%)*               13.78         (25.21)        26.19         20.07(a)      (34.71)
Net assets at end of
  period (000)               $476,735       $670,698      $821,004      $557,639       $425,934
Ratios to average
  net assets:**
  Expenses (%)(b),(c)            1.58           1.58          1.59          1.66(a)        1.79
  Net investment income (%)      1.00           1.06           .68           .61           1.98
Portfolio turnover (%)            148(d)          72            66            66             76

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the year ended May 31, 2013, average net assets were $581,076,000.
(a) During the year ended May 31, 2010, SAS reimbursed the Fund Shares $102,000 for corrections in fees paid for the administration and servicing of certain accounts. The effect of this reimbursement on the Fund Shares' total return was less than 0.01%. The reimbursement decreased the Fund Shares' expense ratios by 0.02%. This decrease is excluded from the expense ratios above.
(b) Reflects total operating expenses of the Fund Shares before reductions of any expenses paid indirectly. The Fund Shares' expenses paid indirectly decreased the expense ratios by less than 0.01%.
(c) Effective March 1, 2004, through September 30, 2008, the Manager voluntarily agreed to limit the annual expenses of the Fund Shares to 1.80% of the Fund Shares' average net assets.
(d) Reflects increased trading activity due to changes in subadvisers and asset allocation strategies.
(e) Calculated using average shares. For the year ended May 31, 2013, average shares were 33,918,000.

================================================================================

50  | USAA EMERGING MARKETS FUND

================================================================================

(9) FINANCIAL HIGHLIGHTS (CONTINUED) -- INSTITUTIONAL SHARES

Per share operating performance for a share outstanding throughout each period is as follows:

                                                                                          PERIOD ENDED
                                                    YEAR ENDED MAY 31,                       MAY 31,
                               -----------------------------------------------------------------------
                                   2013             2012           2011          2010        2009***
                               -----------------------------------------------------------------------
Net asset value at
  beginning of period          $  15.45         $  21.60       $  17.22       $ 14.41        $ 21.26
                               ---------------------------------------------------------------------
Income (loss) from
  investment operations:
  Net investment income (loss)      .20(e)           .20            .22           .21(a)         .31(a)
  Net realized and
    unrealized gain (loss)         1.99(e)         (5.58)          4.37          2.78(a)       (5.98)(a)
                               ---------------------------------------------------------------------
Total from investment
  operations                       2.19(e)         (5.38)          4.59          2.99(a)       (5.67)(a)
                               ---------------------------------------------------------------------
Less distributions from:
  Net investment income            (.23)            (.21)          (.21)         (.18)          (.24)
  Realized capital gains              -             (.56)             -             -           (.94)
                               ---------------------------------------------------------------------

Total distributions                (.23)            (.77)          (.21)         (.18)         (1.18)
                               ---------------------------------------------------------------------

Net asset value at
  end of period                $  17.41         $  15.45       $  21.60       $ 17.22        $ 14.41
                               =====================================================================
Total return (%)*                 14.18           (25.01)         26.71         20.74         (24.59)
Net assets at end of
  period (000)                 $540,580         $202,173       $185,493       $77,410        $23,255
Ratios to average
  net assets:**
  Expenses (%)(b)                  1.30             1.27           1.20(d)       1.13(d)        1.13(c),(d)
  Expenses, excluding
    reimbursements (%)(b)          1.30             1.27           1.22           1.24          1.28(c)
  Net investment income (%)        1.19             1.40           1.13           1.17          3.30(c)
Portfolio turnover (%)              148(f)            72             66             66            76

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the year ended May 31, 2013, average net assets were $402,451,000.
*** Institutional Shares were initiated on August 1, 2008.
(a) Calculated using average shares.
(b) Reflects total operating expenses of the Institutional Shares before reductions of any expenses paid indirectly. The Institutional Shares' expenses paid indirectly decreased the expense ratios by less than 0.01%.
(c) Annualized. The ratio is not necessarily indicative of 12 months of operations.
(d) Prior to October 1, 2010, the Manager had voluntarily agreed to limit the annual expenses of the Institutional Shares to 1.13% of the Institutional Shares' average net assets.
(e) Calculated using average shares. For the year ended May 31, 2013, average shares were 23,629,000.
(f) Reflects increased trading activity due to changes in subadvisers and asset allocation strategies.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  51

================================================================================

(9) FINANCIAL HIGHLIGHTS (CONTINUED) -- ADVISER SHARES

Per share operating performance for a share outstanding throughout each period is as follows:

                                                                             PERIOD ENDED
                                                   YEAR ENDED MAY 31,           MAY 31,
                                                -----------------------------------------
                                                  2013            2012          2011***
                                                -----------------------------------------
Net asset value at beginning of period          $15.40         $ 21.50           $19.22
                                                ---------------------------------------
Income (loss) from investment operations:
  Net investment income (loss)                     .11             .10              .03(a)
  Net realized and unrealized gain (loss)         1.94           (5.57)            2.36(a)
                                                ---------------------------------------
Total from investment operations                  2.05           (5.47)            2.39(a)
                                                ---------------------------------------
Less distributions from:
  Net investment income                           (.10)           (.07)            (.11)
  Realized capital gains                             -            (.56)               -
                                                ---------------------------------------
Total distributions                               (.10)           (.63)            (.11)
                                                ---------------------------------------
Net asset value at end of period                $17.35         $ 15.40           $21.50
                                                =======================================
Total return (%)*                                13.31          (25.53)           12.48
Net assets at end of period (000)               $4,784         $ 4,237           $5,919
Ratios to average net assets:**
  Expenses (%)(b)                                 2.00            2.00             2.00(c)
  Expenses, excluding reimbursements (%)(b)       2.04            2.16             2.26(c)
  Net investment income (%)                        .55             .63              .16(c)
Portfolio turnover (%)                             148(d)           72               66

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the year ended May 31, 2013, average net assets were $4,692,000.
*** Adviser Shares were initiated on August 1, 2010.
(a) Calculated using average shares.
(b) Reflects total operating expenses of the Adviser Shares before reductions of any expenses paid indirectly. The Adviser Shares' expenses paid indirectly decreased the expense ratios by less than 0.01%.
(c) Annualized. The ratio is not necessarily indicative of 12 months of operations.
(d) Reflects increased trading activity due to changes in subadvisers and asset allocation strategies.

================================================================================

52  | USAA EMERGING MARKETS FUND

================================================================================

EXPENSE EXAMPLE

May 31, 2013 (unaudited)

--------------------------------------------------------------------------------

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: direct costs, such as wire fees, redemption fees, and low balance fees; and indirect costs, including management fees, transfer agency fees, distribution and service (12b-1) fees, and other Fund operating expenses. This example is intended to help you understand your indirect costs, also referred to as "ongoing costs" (in dollars), of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period of December 1, 2012, through May 31, 2013.

ACTUAL EXPENSES

The line labeled "actual" under each share class in the table on the next page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested at the beginning of the period, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number for your share class in the "actual" line under the heading "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The line labeled "hypothetical" under each share class in the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratios for each class and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical

================================================================================

                                                           EXPENSE EXAMPLE |  53

================================================================================

account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any direct costs, such as wire fees, redemption fees, or low balance fees. Therefore, the line labeled "hypothetical" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these direct costs were included, your costs would have been higher.

                                                                                EXPENSES PAID
                                         BEGINNING            ENDING            DURING PERIOD*
                                       ACCOUNT VALUE       ACCOUNT VALUE      DECEMBER 1, 2012 -
                                      DECEMBER 1, 2012     MAY 31, 2013          MAY 31, 2013
                                      ----------------------------------------------------------
FUND SHARES
Actual                                   $1,000.00           $1,045.70               $ 8.16

Hypothetical
 (5% return before expenses)              1,000.00            1,016.95                 8.05

INSTITUTIONAL SHARES
Actual                                    1,000.00            1,047.50                 6.69

Hypothetical
 (5% return before expenses)              1,000.00            1,018.40                 6.59

ADVISER SHARES
Actual                                    1,000.00            1,043.70                10.19

Hypothetical
 (5% return before expenses)              1,000.00            1,014.96                10.05

* Expenses are equal to the annualized expense ratio of 1.60% for Fund Shares, 1.31% for Institutional Shares, and 2.00% for Adviser Shares, which are net of any reimbursements and expenses paid indirectly, multiplied by the average account value over the period, multiplied by 182 days/365 days (to reflect the one-half-year period). The Fund's actual ending account values are based on its actual total returns of 4.57% for Fund Shares, 4.75% for Institutional Shares, and 4.37% for Adviser Shares for the six-month period of December 1, 2012, through May 31, 2013.

================================================================================

54  | USAA EMERGING MARKETS FUND

================================================================================

ADVISORY AGREEMENT(S)

May 31, 2013

--------------------------------------------------------------------------------

At a meeting of the Board of Trustees (the Board) held on April 30, 2013, the Board, including the Trustees who are not "interested persons" of the Trust (the Independent Trustees), approved for an annual period the continuance of the Advisory Agreement between the Trust and the Manager with respect to the Fund and the Subadvisory Agreements between the Manager and the Subadvisers with respect to the Fund.

In advance of the meeting, the Trustees received and considered a variety of information relating to the Advisory Agreement and Subadvisory Agreements and the Manager and each Subadviser, and were given the opportunity to ask questions and request additional information from management. The information provided to the Board included, among other things: (i) a separate report prepared by an independent third party, which provided a statistical analysis comparing the Fund's investment performance, expenses, and fees to comparable investment companies; (ii) information concerning the services rendered to the Fund, as well as information regarding the Manager's revenues and costs of providing services to the Fund and compensation paid to affiliates of the Manager; and
(iii) information about the Manager's and Subadvisers' operations and personnel. Prior to voting, the Independent Trustees reviewed the proposed continuance of the Advisory Agreement and the Subadvisory Agreements with management and with experienced independent counsel and received materials from such counsel discussing the legal standards for their consideration of the proposed continuation of the Advisory Agreement and the Subadvisory Agreements with respect to the Fund. The Independent Trustees also reviewed the proposed continuation of the Advisory Agreement and the Subadvisory Agreements with respect to the Fund in private sessions with their counsel at which no representatives of management were present.

At each regularly scheduled meeting of the Board and its committees, the Board receives and reviews, among other things, information

================================================================================

                                                     ADVISORY AGREEMENT(S) |  55

================================================================================

concerning the Fund's performance and related services provided by the Manager and by each Subadviser. At the meeting at which the renewal of the Advisory Agreement and Subadvisory Agreements is considered, particular focus is given to information concerning Fund performance, comparability of fees and total expenses, and profitability. However, the Board noted that the evaluation process with respect to the Manager and the Subadvisers is an ongoing one. In this regard, the Board's and its committees' consideration of the Advisory Agreement and Subadvisory Agreements included certain information previously received at such quarterly meetings.

ADVISORY AGREEMENT

After full consideration of a variety of factors, the Board, including the Independent Trustees, voted to approve the Advisory Agreement. In approving the Advisory Agreement, the Trustees did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. Throughout their deliberations, the Independent Trustees were represented and assisted by independent counsel.

NATURE, EXTENT, AND QUALITY OF SERVICES -- In considering the nature, extent, and quality of the services provided by the Manager under the Advisory Agreement, the Board reviewed information provided by the Manager relating to its operations and personnel. The Board also took into account its knowledge of the Manager's management and the quality of the Manager's duties through Board meetings, discussions, and reports during the preceding year. The Board considered the fees paid to the Manager and the services provided to the Fund by the Manager under the Advisory Agreement, as well as other services provided by the Manager and its affiliates under other agreements, and the personnel who provide these services. In addition to the investment advisory services provided to the Fund, the Manager and its affiliates provide administrative services, stockholder services, oversight of Fund accounting, marketing services, assistance in meeting legal and regulatory requirements, and other services necessary for the operation of the Fund and the Trust.

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56  | USAA EMERGING MARKETS FUND

================================================================================

The Board considered the level and depth of knowledge of the Manager, including the professional experience and qualifications of senior and investment personnel, as well as current staffing levels. The Board discussed the Manager's effectiveness in monitoring the performance of each Subadviser and its timeliness in responding to performance issues. The allocation of the Fund's brokerage, including the Manager's process for monitoring "best execution," also was considered. The Manager's role in coordinating the activities of the Fund's other service providers also was considered.

The Board also considered the Manager's risk management processes. The Board considered the Manager's financial condition and that it had the financial wherewithal to continue to provide the same scope and high quality of services under the Advisory Agreement. In reviewing the Advisory Agreement, the Board focused on the experience, resources, and strengths of the Manager and its affiliates in managing the Fund, as well as the other funds in the Trust.

The Board also reviewed the compliance and administrative services provided to the Fund by the Manager, including oversight of the Fund's day-to-day operations and oversight of Fund accounting. The Trustees, guided also by information obtained from their experiences as trustees of the Trust, also focused on the quality of the Manager's compliance and administrative staff.

EXPENSES AND PERFORMANCE -- In connection with its consideration of the Advisory Agreement, the Board evaluated the advisory fees and total expense ratio of the Fund as compared to other open-end investment companies deemed to be comparable to the Fund as determined by the independent third party in its report. The expenses of the Fund were compared to (i) a group of investment companies chosen by the independent third party to be comparable to the Fund based upon certain factors, including fund type, comparability of investment objective and classification, sales load type (in this case, retail investment companies with front-end loads and no sales loads), asset size, and expense components (the "expense group") and (ii) a larger group of investment companies that includes all front-end load and no-load retail open-end investment companies in the same investment classification/objective as

================================================================================

                                                     ADVISORY AGREEMENT(S) |  57

================================================================================

the Fund regardless of asset size, excluding outliers (the "expense universe"). Among other data, the Board noted that the Fund's management fee rate -- which includes advisory and administrative services and the effects of any performance adjustment -- was below the median of its expense group and above the median of its expense universe. The data indicated that the Fund's total expenses were below the median of its expense group and its expense universe. The Board took into account the various services provided to the Fund by the Manager and its affiliates. The Board also noted the level and method of computing the Fund's management fee, including any performance adjustment to such fee. The Board also took into account that the subadvisory fees under each Subadvisory Agreement relating to the Fund are paid by the Manager. The Board also considered and discussed information about the Subadvisers' fees, including the amount of the management fees retained by the Manager after payment of the subadvisory fees. The Board also took into account management's discussion with respect to the Fund's expenses.

In considering the Fund's performance, the Board noted that it reviews at its regularly scheduled meetings information about the Fund's performance results. The Trustees also reviewed various comparative data provided to them in connection with their consideration of the renewal of the Advisory Agreement, including, among other information, a comparison of the Fund's average annual total return with its Lipper index and with that of other mutual funds deemed to be in its peer group by the independent third party in its report (the "performance universe"). The Fund's performance universe consisted of the Fund and all retail and institutional open-end investment companies with the same classification/objective as the Fund regardless of asset size or primary channel of distribution. This comparison indicated that, among other data, the Fund's performance was lower than the average of its performance universe and its Lipper index for the one-, three-, and five-year periods ended December 31, 2012. The Board also noted that the Fund's percentile performance ranking was in the bottom 50% of its performance universe for the one-, three-, and five-year periods ended December 31, 2012. The Board also took into account management's discussion of the Fund's performance, as well as the various steps management has taken to address the Fund's performance.

================================================================================

58  | USAA EMERGING MARKETS FUND

================================================================================

COMPENSATION AND PROFITABILITY -- The Board took into consideration the level and method of computing the Fund's management fee. The information considered by the Board included operating profit margin information for the Manager's business as a whole. The Board also received and considered profitability information related to the management revenues from the Fund. This information included a review of the methodology used in the allocation of certain costs to the Fund. In considering the profitability data with respect to the Fund, the Trustees noted that the Manager pays the Fund's subadvisory fees. The Trustees reviewed the profitability of the Manager's relationship with the Fund before tax expenses. In reviewing the overall profitability of the management fee to the Manager, the Board also considered the fact that affiliates provide shareholder servicing and administrative services to the Fund for which they receive compensation. The Board also considered the possible direct and indirect benefits to the Manager from its relationship with the Trust, including that the Manager may derive reputational and other benefits from its association with the Fund. The Trustees recognized that the Manager should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the Fund and the entrepreneurial risk that it assumes as Manager.

ECONOMIES OF SCALE -- The Board considered whether there should be changes in the management fee rate or structure in order to enable the Fund to participate in any economies of scale. The Board took into account management's discussions of the current advisory fee structure. The Board also considered the fact that the Manager pays the Fund's subadvisory fees. The Board also considered the effect of the Fund's growth and size on its performance and fees, noting that if the Fund's assets increase over time, the Fund may realize other economies of scale if assets increase proportionally more than some expenses. The Board determined that the current investment management fee structure was reasonable.

CONCLUSIONS -- The Board reached the following conclusions regarding the Fund's Advisory Agreement with the Manager, among others: (i) the Manager has demonstrated that it possesses the capability and

================================================================================

                                                     ADVISORY AGREEMENT(S) |  59

================================================================================

resources to perform the duties required of it under the Advisory Agreement;
(ii) the Manager maintains an appropriate compliance program; (iii) the performance of the Fund is being addressed; (iv) the Fund's advisory expenses are reasonable in relation to those of similar funds and to the services to be provided by the Manager; and (v) the Manager and its affiliates' level of profitability from their relationship with the Fund is reasonable. Based on its conclusions, the Board determined that continuation of the Advisory Agreement would be in the best interests of the Fund and its shareholders.

SUBADVISORY AGREEMENTS

In approving each Subadvisory Agreement, the Board considered various factors, among them: (i) the nature, extent, and quality of services provided to the Fund by the respective Subadviser, including the personnel providing services; (ii) each Subadviser's compensation and any other benefits derived from the subadvisory relationship; (iii) comparisons, to the extent applicable, of subadvisory fees and performance to comparable investment companies; and (iv) the terms of each Subadvisory Agreement. The Board's analysis of these factors is set forth below. After full consideration of a variety of factors, the Board, including the Independent Trustees, voted to approve each Subadvisory Agreement. In approving each Subadvisory Agreement, the Trustees did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. Throughout their deliberations, the Independent Trustees were represented and assisted by independent counsel.

NATURE, EXTENT, AND QUALITY OF SERVICES PROVIDED; INVESTMENT PERSONNEL -- The Trustees considered information provided to them regarding the services provided by each Subadviser, including information presented periodically throughout the previous year. The Board considered each Subadviser's level of knowledge and investment style. The Board reviewed the experience and credentials of the investment personnel who are responsible for managing the investment of portfolio securities with respect to the Fund and each Subadviser's level of staffing. The Trustees noted that the materials provided to them by each Subadviser indicated that the method of compensating portfolio managers is

================================================================================

60  | USAA EMERGING MARKETS FUND

================================================================================

reasonable and includes appropriate mechanisms to prevent a manager with underperformance from taking undue risks. The Trustees also noted each Subadviser's brokerage practices. The Board also considered each Subadviser's regulatory and compliance history. The Board also took into account each Subadviser's risk management processes. The Board noted that the Manager's monitoring processes of each Subadviser include: (i) regular telephonic meetings to discuss, among other matters, investment strategies and to review portfolio performance; (ii) monthly portfolio compliance checklists and quarterly compliance certifications to the Board; and (iii) due diligence visits to each Subadviser.

SUBADVISER COMPENSATION -- The Board also took into consideration the financial condition of each Subadviser. In considering the cost of services to be provided by each Subadviser and the profitability to that Subadviser of its relationship with the Fund, the Trustees noted that the fees under the Subadvisory Agreements were paid by the Manager. The Trustees also relied on the ability of the Manager to negotiate each Subadvisory Agreement and the fees thereunder at arm's length. For the above reasons, the Board determined that the profitability of each Subadviser from its relationship with the Fund was not a material factor in its deliberations with respect to the consideration of the approval of the Subadvisory Agreement. For similar reasons, the Board concluded that the potential for economies of scale in each Subadviser's management of the Fund was not a material factor in considering the Subadvisory Agreement, although the Board noted that each Subadvisory Agreement contains breakpoints in its fee schedule.

SUBADVISORY FEES AND FUND PERFORMANCE -- The Board compared the subadvisory fees for the Fund with the fees that each Subadviser charges to comparable clients, as applicable. The Board considered that the Fund pays a management fee to the that, in turn, the Manager pays a subadvisory fee to each Subadviser. As noted above, the Board considered, among other data, the Fund's performance during the one-, three-, and five-year periods ended December 31, 2012, as compared to the Fund's respective peer group and noted that the Board reviews at its regularly scheduled meetings information about the Fund's performance results. The Board noted the Manager's expertise and resources in monitoring

================================================================================

                                                     ADVISORY AGREEMENT(S) |  61

================================================================================

the performance, investment style, and risk-adjusted performance of each Subadviser. The Board was mindful of the Manager's focus on each Subadviser's performance and the explanations of management regarding the performance of the Fund. The Board also noted each Subadviser's long-term performance record for similar accounts, as applicable.

CONCLUSIONS -- The Board reached the following conclusions regarding each Subadvisory Agreement, among others: (i) each Subadviser is qualified to manage the Fund's assets in accordance with its investment objective and policies; (ii) each Subadviser maintains an appropriate compliance program; (iii) the performance of the Fund is being addressed; and (iv) the Fund's advisory expenses are reasonable in relation to those of similar funds and to the services to be provided by the Manager and each Subadviser. Based on its conclusions, the Board determined that approval of each Subadvisory Agreement with respect to the Fund would be in the best interests of the Fund and its shareholders.

================================================================================

62  | USAA EMERGING MARKETS FUND

================================================================================

TRUSTEES' AND OFFICERS' INFORMATION

TRUSTEES AND OFFICERS OF THE TRUST
--------------------------------------------------------------------------------

The Board of Trustees (the Board) of the Trust consists of five Trustees. These Trustees and the Trust's Officers supervise the business affairs of the USAA family of funds. The Board is responsible for the general oversight of the funds' business and for assuring that the funds are managed in the best interests of each fund's respective shareholders. The Board periodically reviews the funds' investment performance as well as the quality of other services provided to the funds and their shareholders by each of the fund's service providers, including USAA Asset Management Company (AMCO) and its affiliates. The term of office for each Trustee shall be 20 years or until the Independent Trustee reaches age 72 or an Interested Trustee reaches age 65. The Board may change or grant exceptions from this policy at any time without shareholder approval. A Trustee may resign or be removed by a vote of the other Trustees or the holders of a majority of the outstanding shares of the Trust at any time. Vacancies on the Board can be filled by the action of a majority of the Trustees, provided that at least two-thirds of the Trustees have been elected by the shareholders.

Set forth below are the Trustees and Officers of the Trust, their respective offices and principal occupations during the last five years, length of time served, and information relating to any other directorships held. Each serves on the Board of the USAA family of funds consisting of one registered investment company offering 50 individual funds. Unless otherwise indicated, the business address of each is 9800 Fredericksburg Road, San Antonio, TX 78288.

If you would like more information about the funds' Trustees, you may call (800) 531-USAA (8722) to request a free copy of the funds' statement of additional information (SAI).

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  63

================================================================================

INTERESTED TRUSTEE(1)
--------------------------------------------------------------------------------

DANIEL S. MCNAMARA(2, 4)
Trustee, President, and Vice Chair of the Board of Trustees
Born: December 1966
Year of Election or Appointment: 2009

President, Financial Advice and Solutions Group, USAA (2/13-present); Director of AMCO (01/12-present); President and Director, USAA Investment Management Company (IMCO) and USAA Shareholder Account Services (SAS) (10/09-present); Senior Vice President of USAA Financial Planning Services Insurance Agency, Inc.
(FPS) (04/11-present); President and Director of USAA Investment Management Corporation (ICORP) (03/10-present); President and Director of USAA Financial Advisors, Inc. (FAI) and FPS (10/09-04/11); President, Banc of America Investment Advisors (9/07-9/09); Managing Director Planning and Financial Products Group, Bank of America (09/01-09/09). Mr. McNamara brings to the Board extensive experience in the financial services industry, including experience as an officer of the Trust.

NON-INTERESTED (INDEPENDENT) TRUSTEES
--------------------------------------------------------------------------------

ROBERT L. MASON, PH.D.(2, 3, 4, 5, 6)
Trustee and Chair
Born: July 1946
Year of Election or Appointment: 1997(+)

Institute Analyst, Southwest Research Institute (3/02-present), which focuses in the fields of technological research. Dr. Mason brings to the Board particular experience with information technology matters, statistical analysis, and human resources as well as over 15 years' experience as a Board member of the USAA family of funds. Dr. Mason holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

================================================================================

64  | USAA EMERGING MARKETS FUND

================================================================================

BARBARA B. OSTDIEK, PH.D.(3, 4, 5, 6, 7)
Trustee
Born: March 1964
Year of Election or Appointment: 2008

Associate Professor of Finance at Jesse H. Jones Graduate School of Business at Rice University (7/01-present). Academic Director, El Paso Corporation Finance Center at Jesse H. Jones Graduate School of Business at Rice University (7/02-6/12). Dr. Ostdiek brings to the Board particular experience with financial investment management, education, and research as well as over four years' experience as a Board member of the USAA family of funds. Dr. Ostdiek holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

MICHAEL F. REIMHERR(3, 4, 5, 6)
Trustee
Born: August 1945
Year of Election or Appointment: 2000

President of Reimherr Business Consulting (5/95-present), an organization that performs business valuations of large companies to include the development of annual business plans, budgets, and internal financial reporting. Mr. Reimherr brings to the Board particular experience with organizational development, budgeting, finance, and capital markets as well as over 12 years' experience as a Board member of the USAA family of funds. Mr. Reimherr holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds. Mr. Reimherr is a member of the Advisory Board for Texas Star & Nut Company.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  65

================================================================================

PAUL L. MCNAMARA(3, 4, 5, 6)
Trustee
Born: July 1948
Year of Election or Appointment: 2012

Director, Cantor Opportunistic Alternatives Fund, LLC (3/10-present), which is a closed-end fund of funds managed by Cantor Fitzgerald Investment Advisors, LLC. Mr. McNamara retired from Lord Abbett & Co. LLC as an Executive Member on 9/30/09, a position he held since 10/02. He had been employed at Lord Abbett since 1996. Mr. McNamara brings to the Board extensive experience with the financial services industry and, in particular, institutional and retail mutual fund markets, including experience with mutual fund marketing, distribution, and risk management, as well as overall experience with compliance and corporate governance issues. Mr. McNamara also has experience serving as a fund director as well as a one-year Board Member of the USAA family of funds. Mr. McNamara holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds. Paul L. McNamara is no relation to Daniel S. McNamara.

  (1) Indicates the Trustee is an employee of AMCO or affiliated companies and is considered an "interested person" under the Investment Company Act of 1940.
  (2) Member of Executive Committee
  (3) Member of Audit Committee
  (4) Member of Pricing and Investment Committee
  (5) Member of Corporate Governance Committee
  (6) The address for all non-interested trustees is that of the USAA Funds, P.O. Box 659430, San Antonio, TX 78265-9430.
  (7) Dr. Ostdiek was appointed the Audit Committee Financial Expert for the Funds' Board in November 2008.
  (+) Mr. Mason was elected as Chair of the Board in January 2012.

================================================================================

66  | USAA EMERGING MARKETS FUND

================================================================================

INTERESTED OFFICERS(1)
--------------------------------------------------------------------------------

R. MATTHEW FREUND
Vice President
Born: July 1963
Year of Appointment: 2010

Senior Vice President, Investment Portfolio Management, AMCO (01/12-present); Senior Vice President, Investment Portfolio Management, IMCO (02/10-12/11); Vice President, Fixed Income Investments, IMCO (02/04-2/10). Mr. Freund also serves as a director of SAS.

JOHN P. TOOHEY
Vice President
Born: March 1968
Year of Appointment: 2009

Vice President, Equity Investments, AMCO (01/12-present); Vice President, Equity Investments, IMCO (02/09-12/11); Managing Director, AIG Investments, (12/03-01/09).

ADYM W. RYGMYR
Secretary
Born: February 1969
Year of Appointment: 2012

Director, USAA IMCO (08/12-present); Vice President, Financial Advice & Solutions Group General Counsel, USAA (03/12-present); Managing Director and General Counsel, TIAA-CREF (04/04-03/12). Mr. Rygmyr also holds the officer positions of Vice President and Secretary, IMCO, AMCO, and SAS.

JAMES G. WHETZEL
Assistant Secretary
Born: February 1978
Year of Appointment: 2010

Executive Director Securities Attorney, Financial Advice & Solutions Group General Counsel, USAA (10/12-present); Attorney, Financial Advice & Solutions Group General Counsel, USAA (11/08-10/12); Reed Smith, LLP, Associate (08/05-11/08). Mr. Whetzel also serves as Assistant Secretary of AMCO and SAS.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  67

================================================================================

ROBERTO GALINDO, JR.
Treasurer
Born: November 1960
Year of Appointment: 2008

Assistant Vice President, Portfolio Accounting/Financial Administration, USAA (12/02-present).

WILLIAM A. SMITH
Assistant Treasurer
Born: June 1948
Year of Appointment: 2009

Vice President, Senior Financial Officer, and Treasurer, IMCO, FAI, FPS, SAS and USAA Life (2/09-present); Vice President, Senior Financial Officer, USAA (2/07-present).

STEPHANIE HIGBY
Chief Compliance Officer
Born: July 1974
Year of Appointment: 2013

Executive Director, Institutional Asset Management Compliance, USAA (04/13-present); Director, Compliance for Institutional Asset Management Compliance, AMCO (03/12-04/13); Compliance Director for USAA Mutual Funds Compliance, IMCO (06/06-02/12).

  (1) Indicates those Officers who are employees of AMCO or affiliated companies and are considered "interested persons" under the Investment Company Act of 1940.

================================================================================

68  | USAA EMERGING MARKETS FUND

================================================================================

TRUSTEES                             Daniel S. McNamara
                                     Robert L. Mason, Ph.D.
                                     Barbara B. Ostdiek, Ph.D.
                                     Michael F. Reimherr
                                     Paul L. McNamara
--------------------------------------------------------------------------------
ADMINISTRATOR AND                    USAA Asset Management Company
INVESTMENT ADVISER                   P.O. Box 659453
                                     San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
UNDERWRITER AND                      USAA Investment Management Company
DISTRIBUTOR                          P.O. Box 659453
                                     San Antonio, Texas 78265-9825
--------------------------------------------------------------------------------
TRANSFER AGENT                       USAA Shareholder Account Services
                                     9800 Fredericksburg Road
                                     San Antonio, Texas 78288
--------------------------------------------------------------------------------
CUSTODIAN AND                        State Street Bank and Trust Company
ACCOUNTING AGENT                     P.O. Box 1713
                                     Boston, Massachusetts 02105
--------------------------------------------------------------------------------
INDEPENDENT                          Ernst & Young LLP
REGISTERED PUBLIC                    100 West Houston St., Suite 1800
ACCOUNTING FIRM                      San Antonio, Texas 78205
--------------------------------------------------------------------------------
MUTUAL FUND                          Under "My Accounts" on
SELF-SERVICE 24/7                    usaa.com select "Investments,"
AT USAA.COM                          then "Mutual Funds"

OR CALL                              Under "Investments" view
(800) 531-USAA                       account balances, or click
         (8722)                      "I want to...," and select
                                     the desired action.
--------------------------------------------------------------------------------

Copies of the Manager's proxy voting policies and procedures, approved by the Trust's Board of Trustees for use in voting proxies on behalf of the Fund, are available without charge (i) by calling (800) 531-USAA (8722); (ii) at USAA.COM; and (iii) in summary within the Statement of Additional Information on the SEC's website at HTTP://WWW.SEC.GOV. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (i) at USAA.COM; and (ii) on the SEC's website at HTTP://WWW.SEC.GOV.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. These Forms N-Q are available at no charge (i) by calling (800) 531-USAA (8722); (ii) at USAA.COM; and (iii) on the SEC's website at HTTP://WWW.SEC.GOV. These Forms N-Q also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) 732-0330.

================================================================================

       USAA
       9800 Fredericksburg Road                             --------------
       San Antonio, TX 78288                                   PRSRT STD
                                                             U.S. Postage
                                                                 PAID
                                                                 USAA
                                                            --------------
>> SAVE PAPER AND FUND COSTS
   Under MY PROFILE on USAA.COM select MANAGE PREFERENCES
   Set your DOCUMENT PREFERENCES to USAA DOCUMENTS ONLINE.

   [LOGO OF USAA]
        USAA        WE KNOW WHAT IT MEANS TO SERVE.(R)

   =============================================================================
   25558-0713                                (C)2013, USAA. All rights reserved.


   ITEM 2.  CODE OF ETHICS.

On September 27, 2012, the Board of Trustees of USAA Mutual Funds Trust approved a Code of Ethics (Sarbanes Code) applicable solely to its senior financial officers, including its principal executive officer (President), as defined under the Sarbanes-Oxley Act of 2002 and implementing regulations of the Securities and Exchange Commission. A copy of the Sarbanes Code is attached as an Exhibit to this Form N-CSR.

No waivers (explicit or implicit) have been granted from a provision of the Sarbanes Code.



ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

On November 18, 2008, the Board of Trustees of USAA Mutual Funds Trust designated Dr. Barbara B. Ostdiek, Ph.D. as the Board's audit committee financial expert. Dr. Ostdiek has served as an Associate Professor of Management at Rice University since 2001. Dr. Ostdiek also has served as an Academic Director at El Paso Corporation Finance Center since 2002. Dr. Ostdiek is an independent trustee who serves as a member of the Audit Committee, Pricing and Investment Committee and the Corporate Governance Committee of the Board of Trustees of USAA Mutual Funds Trust.



ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) AUDIT FEES. The Registrant, USAA Mutual Funds Trust, consists of 50 funds in all. Only 14 funds of the Registrant have a fiscal year-end of May 31 and are included within this report (the Funds). The aggregate fees accrued or billed by the Registrant's independent auditor, Ernst & Young LLP, for professional services rendered for the audit of the Registrant's annual financial statements and services provided in connection with statutory and regulatory filings by the Registrant for the Funds for fiscal years ended May 31, 2013 and 2012 were $420,575 and $304,929, respectively.

(b) AUDIT RELATED FEE. The aggregate fees accrued or paid to Ernst & Young, LLP by USAA Shareholder Account Services (SAS) for professional services rendered for audit related services related to the annual study of internal controls of the transfer agent for fiscal years ended May 31, 2013 and 2012 were $65,860 and $70,828, respectively. All services were preapproved by the Audit Committee.

(c) TAX FEES. The aggregate fees billed by Ernst & Young LLP to the Registrant for tax compliance services relating to foreign tax reclaim filings for the fiscal years ended May 31, 2013 and 2012 were $15,500 and $0, respectively. No other fees were billed by Ernst & Young LLP for the review of federal, state and city income and tax returns and excise calculations for fiscal years ended May 31, 2013 and 2012.

(d) ALL OTHER FEES. No such fees were billed by Ernst & Young LLP for fiscal years ended May 31, 2013 and 2012.

(e)(1) AUDIT COMMITTEE PRE-APPROVAL POLICY. All audit and non-audit services to be performed for the Registrant by Ernst & Young LLP must be pre-approved by the Audit Committee. The Audit Committee Charter also permits the Chair of the Audit Committee to pre-approve any permissible non-audit service that must be commenced prior to a scheduled meeting of the Audit Committee. All non-audit services were pre-approved by the Audit Committee or its Chair, consistent with the Audit Committee's preapproval procedures.

   (2)  Not applicable.

(f)  Not applicable.

(g) The aggregate non-audit fees billed by Ernst & Young LLP for services rendered to the Registrant and the Registrant's investment adviser, USAA Asset Management Company (AMCO), and the Funds' transfer agent, SAS, for May 31, 2013 and 2012 were $402,750 and $384,984, respectively.

(h) Ernst & Young LLP provided non-audit services to AMCO in 2013 and 2012 that were not required to be pre-approved by the Registrant's Audit Committee because the services were not directly related to the operations of the Registrant's Funds. The Board of Trustees will consider Ernst & Young LLP's independence and will consider whether the provision of these non-audit services to AMCO is compatible with maintaining Ernst & Young LLP's independence.



ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not Applicable.



ITEM 6.  SCHEDULE OF INVESTMENTS.

Filed as part of the report to shareholders.



ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not Applicable.



ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not Applicable.



Item 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not Applicable.



ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The  Corporate   Governance   Committee  selects  and  nominates  candidates for
membership on the Board as independent directors. Currently, there is no procedure for shareholders to recommend candidates to serve on the Board.



ITEM 11.  CONTROLS AND PROCEDURES

The principal executive officer and principal financial officer of USAA Mutual Funds Trust (Trust) have concluded that the Trust's disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Trust in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms, based upon such officers' evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

There were no significant changes or corrective actions with regard to significant deficiencies or material weaknesses in the Trust's internal controls or in other factors that could significantly affect the Trust's internal controls subsequent to the date of their evaluation. The only change to the procedures was to document the annual disclosure controls and procedures established for the new section of the shareholder reports detailing the factors considering by the Trust's Board in approving the Trust's advisory agreements.



ITEM 12.  EXHIBITS.

(a)(1). Code of Ethics pursuant to Item 2 of Form N-CSR is filed hereto exactly as set forth below:


                                 CODE OF ETHICS
                         FOR PRINCIPAL EXECUTIVE OFFICER
                          AND SENIOR FINANCIAL OFFICERS

                             USAA MUTUAL FUNDS TRUST

I.       PURPOSE OF THE CODE OF ETHICS

         USAA Mutual Funds Trust (the Trust or the Funds) has adopted this code of ethics (the Code) to comply with Section 406 of the Sarbanes-Oxley Act of 2002 (the Act) and implementing regulations of the Securities and Exchange Commission (SEC). The Code applies to the Trust's Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer (each a Covered Officer), as detailed in Appendix A.

         The purpose of the Code is to promote:
              - honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between the Covered Officers' personal and professional relationships;
              - full, fair, accurate, timely and understandable disclosure in reports and documents that the Trust files with, or submits to, the SEC and in other public communications made by the Trust;
              - compliance with applicable laws and governmental rules and regulations;
              - prompt internal reporting of violations of the Code to the Chief Legal Officer of the Trust, the President of the Trust (if the violation concerns the Treasurer), the CEO of USAA, and if deemed material to the Funds' financial condition or reputation, the Chair of the Trust's Board of Trustees; and
              -   accountability for adherence to the Code.

         Each Covered Officer should adhere to a high standard of business ethics and should be sensitive to actual and apparent conflicts of interest.

II.      CONFLICTS OF INTEREST

         A.  DEFINITION OF A CONFLICT OF INTEREST.

         A conflict of interest exists when a Covered Officer's private interest influences, or reasonably appears to influence, the Covered Officer's judgment or ability to act in the best interests of the Funds and their shareholders. For example, a conflict of interest could arise if a Covered Officer, or an immediate family member, receives personal benefits as a result of his or her position with the Funds.

         Certain conflicts of interest arise out of relationships between Covered Officers and the Funds and are already subject to conflict of interest provisions in the Investment Company Act of 1940 (the 1940 Act) and the
Investment Advisers Act of 1940 (the Advisers Act). For example, Covered Officers may not individually engage in certain transactions with the Funds because of their status as "affiliated persons" of the Funds. The USAA Funds' and USAA Investment Management Company's (IMCO) compliance programs and procedures are designed to prevent, or identify and correct, violations of these provisions. This Code does not, and is not intended to, repeat or replace these programs and procedures, and such conflicts fall outside of the parameters of this Code.

         Although typically not presenting an opportunity for improper personal benefit, conflicts could arise from, or as a result of, the contractual relationships between the Funds and AMCO of which the Covered Officers are also officers or employees. As a result, this Code recognizes that the Covered Officers will, in the normal course of their duties (whether formally for the Funds or for AMCO, or for both), be involved in establishing policies and implementing decisions that will have different effects on AMCO and the Funds. The participation of Covered Officers in such activities is inherent in the contractual relationship between the Funds and AMCO and is consistent with the performance by the Covered Officers of their duties as officers of the Funds. Thus, if performed in compliance with the provisions of the 1940 Act and the Advisers Act, such activities will be deemed to have been handled ethically.

         B. GENERAL RULE. Covered Officers Should Avoid Actual and Apparent Conflicts of Interest.

         Conflicts of interest, other than the conflicts described in the two preceding paragraphs, are covered by the Code. The following list provides examples of conflicts of interest under the Code, but Covered Officers should keep in mind that these examples are not exhaustive. The overarching principle is that the personal interest of a Covered Officer should not be placed improperly before the interest of the Funds and their shareholders.

         Each Covered Officer must not engage in conduct that constitutes an actual conflict of interest between the Covered Officer's personal interest and the interests of the Funds and their shareholders. Examples of actual conflicts of interest are listed below but are not exclusive. Each Covered Officer must not:

         - use his personal influence or personal relationships improperly to influence investment decisions or financial reporting by the Funds whereby the Covered Officer would benefit personally to the detriment of the Funds and their shareholders;
         - cause the Funds to take action, or fail to take action, for the individual personal benefit of the Covered Officer rather than the benefit of the Funds and their shareholders.
         - accept gifts, gratuities, entertainment or any other benefit from any person or entity that does business or is seeking to do business with the Funds DURING CONTRACT NEGOTIATIONS.
         - accept gifts, gratuities, entertainment or any other benefit with a market value over $100 per person, per year, from or on behalf of any person or entity that does, or seeks to do, business with or on behalf of the Funds.
              - EXCEPTION. Business-related entertainment such as meals, and tickets to sporting or theatrical events, which are infrequent and not lavish are excepted from this prohibition. Such entertainment must be appropriate as to time and place, reasonable and customary in nature, modest in cost and value, incidental to the business, and not so frequent as to raise any question of impropriety (Customary Business Entertainment).

         Certain situations that could present the appearance of a conflict of interest should be discussed with, and approved by, or reported to, an appropriate person. Examples of these include:

         - service as a director on the board or an officer of any public or private company, other than a USAA company or the Trust, must be approved by the USAA Funds' and Investment Code of Ethics Committee and reported to the Trust.
         - the receipt of any non-nominal (I.E., valued over $25) gifts from any person or entity with which a Trust has current or prospective business dealings must be reported to the Chief Legal Officer. For purposes of this Code, the individual holding the title of Secretary of the Trust shall be considered the Chief Legal Officer of the Trust.
         - the receipt of any business-related entertainment from any person or entity with which the Funds have current or prospective business dealings must be approved in advance by the Chief Legal Officer unless such entertainment qualifies as Customary Business Entertainment.
         - any ownership interest in, or any consulting or employment relationship with, any of the Trust's service providers, other than IMCO or any other USAA company, must be approved by the CEO of USAA and reported to the Trust's Board.
         - any material direct or indirect financial interest in commissions, transaction charges or spreads paid by the Funds for effecting portfolio transactions or for selling or redeeming shares other than an interest arising from the Covered Officer's employment, such as compensation or equity ownership should be approved by the CEO of USAA and reported to the Trust's Board.

III.     DISCLOSURE AND COMPLIANCE REQUIREMENTS

            - Each Covered Officer should familiarize himself with the disclosure requirements applicable to the Funds, and the procedures and policies implemented to promote full, fair, accurate, timely and understandable disclosure by the Trust.
            - Each Covered Officer should not knowingly misrepresent, or cause others to misrepresent, facts about the Funds to others, whether within or outside the Funds, including to the Funds' Trustees and auditors, and to government regulators and self-regulatory organizations.
            - Each Covered Officer should, to the extent appropriate within his area of responsibility, consult with other officers and employees of the Funds and AMCO with the goal of promoting full, fair, accurate, timely and understandable disclosure in the reports and documents filed by the Trust with, or submitted to, the SEC, and in other public communications made by the Funds.
            - Each Covered Officer is responsible for promoting compliance with the standards and restrictions imposed by applicable laws, rules and regulations, and promoting compliance with the USAA Funds' and AMCO's operating policies and procedures.
            - A Covered Officer should not retaliate against any person who reports a potential violation of this Code in good faith.
            - A Covered Officer should notify the Chief Legal Officer promptly if he knows of any violation of the Code. Failure to do so itself is a violation of this Code.

IV.      REPORTING AND ACCOUNTABILITY

         A. INTERPRETATION OF THE CODE. The Chief Legal Officer of the Trust is responsible for applying this Code to specific situations in which questions are presented under it and has the authority to interpret the Code in any particular situation. The Chief Legal Officer should consult, if appropriate, the USAA Funds' outside counsel or counsel for the Independent Trustees. However, any approvals or waivers sought by a Covered Officer will be reported initially to the CEO of USAA and will be considered by the Trust's Board of Trustees.

         B.       REQUIRED REPORTS

                  -  EACH COVERED OFFICER MUST:
                     - Upon adoption of the Code, affirm in writing to the Board that he has received, read and understands the Code.
                     - Annually thereafter affirm to the Chief Legal Officer that he has complied with the requirements of the Code.

                  -  THE CHIEF LEGAL OFFICER MUST:
                     - report to the Board about any matter or situation submitted by a Covered Officer for interpretation under the Code, and the advice given by the Chief Legal Officer;
                     - report annually to the Board and the Corporate Governance Committee describing any issues that arose under the Code, or informing the Board and Corporate Governance Committee that no reportable issues occurred during the year.

         C.       INVESTIGATION PROCEDURES

         The Funds will follow these procedures in investigating and enforcing this Code:

         - INITIAL COMPLAINT. All complaints or other inquiries concerning potential violations of the Code must be reported to the Chief Legal Officer. The Chief Legal Officer shall be responsible for documenting any complaint. The Chief Legal Officer also will report immediately to the President of the Trust (if the complaint involves the Treasurer), the CEO of USAA and the Chair of the Trust's Audit Committee (if the complaint involves the President) any material potential violations that could have a material effect on the Funds' financial condition or reputation. For all other complaints, the Chief Legal Officer will report quarterly to the Board.
         - INVESTIGATIONS. The Chief Legal Officer will take all appropriate action to investigate any potential violation unless the CEO of USAA directs another person to undertake such investigation. The Chief Legal Officer may utilize USAA's Office of Ethics to do a unified investigation under this Code and USAA's Code of Conduct. The Chief Legal Officer may direct the Trust's outside counsel or the counsel to the Independent Trustees (if any) to participate in any investigation under this Code.
         - STATUS REPORTS. The Chief Legal Officer will provide monthly status reports to the Board about any alleged violation of the Code that could have a material effect on the Funds' financial condition or reputation, and quarterly updates regarding all other alleged violations of the Code.
         - VIOLATIONS OF THE CODE. If after investigation, the Chief Legal Officer, or other investigating person, believes that a violation of the Code has occurred, he will report immediately to the CEO of USAA the nature of the violation, and his recommendation regarding the materiality of the violation. If, in the opinion of the investigating person, the violation could materially affect the Funds' financial condition or reputation, the Chief Legal Officer also will notify the Chair of the Trust's Audit Committee. The Chief Legal Officer will inform, and make a recommendation to, the Board, which will consider what further action is appropriate. Appropriate action could include: (1) review of, and modifications to, the Code or other applicable policies or procedures;
                  (2) notifications to appropriate personnel of IMCO or USAA;
                  (3) dismissal of the Covered Officer; and/or (4) other disciplinary actions including reprimands or fines.
                  - The Board of Trustees understands that Covered Officers also are subject to USAA's Code of Business Conduct. If a violation of this Code also violates USAA's Code of Business Conduct, these procedures do not limit or restrict USAA's ability to discipline such Covered Officer under USAA's Code of Business Conduct. In that event, the Chairman of the Board of Trustees will report to the Board the action taken by USAA with respect to a Covered Officer.

V.       OTHER POLICIES AND PROCEDURES

         This Code shall be the sole code of ethics adopted by the Funds for purposes of Section 406 of the Act and the implementing regulations adopted by the SEC applicable to registered investment companies. If other policies and procedures of the Trust, AMCO, or other service providers govern or purport to govern the behavior or activities of Covered Officers, they are superseded by this Code to the extent that they overlap, conflict with, or are more lenient than the provisions of this Code. The Investment Code of Ethics (designated to address 1940 Act and Advisers Act requirements) and AMCO's more detailed compliance policies and procedures (including its Insider Trading Policy) are separate requirements applying to Covered Officers and other AMCO employees, and are not part of this Code. Also, USAA's Code of Conduct imposes separate requirements on Covered Officers and all employees of USAA, and also is not part of this Code.

VI.      AMENDMENTS

         Any amendment to this Code, other than amendments to Appendix A, must be approved or ratified by majority vote of the Board of Trustees.

VII.     CONFIDENTIALITY AND DOCUMENT RETENTION

         The Chief Legal Officer shall retain material investigation documents and reports required to be prepared under the Code for six years from the date of the resolution of any such complaint. All reports and records prepared or maintained pursuant to this Code will be considered confidential and shall be maintained and protected accordingly. Except as otherwise required by law or this Code, such matters shall not be disclosed to anyone other than the Trust's Board of Trustees and counsel for the Independent Trustees (if any), the Trust and its counsel, AMCO, and other personnel of USAA as determined by the Trust's Chief Legal Officer or the Chair of the Trust's Board of Trustees.






Approved and adopted by IMCO's Code of Ethics Committee: June 12, 2003.

Approved and adopted by the Boards of Directors/Trustees of USAA Mutual Fund, Inc., USAA Tax-Exempt Fund, Inc., USAA Investment Trust & USAA State Tax-Free
Trust: June 25, 2003.

Approved  and adopted by the Board of Trustees  of USAA Life  Investment  Trust:
August 20, 2003.

Approved and adopted as amended by IMCO's Code of Ethics Committee: August 15, 2005.

Approved and adopted as amended by the Boards of Directors/Trustees of USAA Mutual Fund, Inc., USAA Tax-Exempt Fund, Inc., USAA Investment Trust & USAA State Tax-Free Trust: September 14, 2005.

Approved and adopted as amended by the Board of Trustees of USAA Life Investment
Trust: December 8, 2005.

Approved and adopted as amended by IMCO's Code of Ethics Committee: August 16, 2006.

Approved  and  adopted by the Board of  Trustees  of USAA  Mutual  Funds  Trust:
September 13, 2006.

Approved and adopted by IMCO's Code of Ethics Committee:  August 28, 2007.

Approved and adopted by the Investment Code of Ethics Committee: August 29,
2008.

Approved and adopted as amended by the Board of Trustees of USAA Mutual Funds
Trust:  September 19, 2008.

Approved and adopted by the Investment Code of Ethics Committee:  August 17,
2009.

Approved and adopted by the Board of Trustees of USAA Mutual Funds Trust:
September 24, 2009.

Approved and adopted by the Investment Code of Ethics Committee: August 31,
2010.

Approved and adopted by the Board of Trustees of USAA Mutual Funds Trust:
September 22, 2010.

Approved and adopted by the Investment Code of Ethics Committee: August 22,
2011.

Approved and adopted by the Board of Trustees of USAA Mutual Funds Trust:
September 20, 2011.


Approved and adopted by the Investment Code of Ethics Committee: September 4, 2012.

Approved and adopted by the Board of Trustees of USAA Mutual Funds Trust:
September 27, 2012.

                                   APPENDIX A
                                COVERED OFFICERS



PRESIDENT
TREASURER

(a)(2). Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(a)(3). Not Applicable.

(b). Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b))is filed and attached hereto as Exhibit 99.906CERT.
                                SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Registrant:  USAA MUTUAL FUNDS TRUST, Period Ended May 31, 2013

By:*     /s/ James G. Whetzel
         --------------------------------------------------------------
         Signature and Title:  James G. Whetzel, Secretary

Date:    07/24/2013
         ------------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:*     /s/ Daniel S. McNamara
         -----------------------------------------------------
         Signature and Title:  Daniel S. McNamara, President

Date:     07/25/2013
         ------------------------------


By:*     /s/ Roberto Galindo, Jr.
         -----------------------------------------------------
         Signature and Title:  Roberto Galindo, Jr., Treasurer

Date:     07/24/2013
         ------------------------------

*Print the name and title of each signing officer under his or her signature.